Exhibit 99.1
News Release
FOR IMMEDIATE RELEASE
CONTACT:

James A. Fleming	Patrick T. Hickey, Jr.
Executive Vice President and	Vice President
Chief Financial Officer	(770) 857-2503
(770) 857-2416	pathickey@cousinsproperties.com
jimfleming@cousinsproperties.com
Web site address: www.cousinsproperties.com
COUSINS PROPERTIES REPORTS RESULTS FOR
THIRD QUARTER AND NINE MONTHS ENDED SEPTEMBER 30, 2006
          ATLANTA (November 6, 2006) — Cousins Properties Incorporated (NYSE:CUZ) today reported its results of operations for the three and nine months ended September 30, 2006. All per share amounts are reported on a diluted basis; basic per share data is included in the Consolidated Statements of Income accompanying this release.
          Funds from Operations to Common Stockholders (“FFO”) was $13.9 million, or $0.26 per share, for the third quarter of 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. This compares to FFO of $17.0 million, or $0.33 per share, for the third quarter of 2005. FFO was $46.9 million, or $0.90 per share, for the nine months ended September 30, 2006, after a supplemental adjustment to exclude loss on extinguishment of debt. This compares to FFO of $50.9 million, or $0.98 per share, for the nine months ended September 30, 2005. Loss on extinguishment of debt was $15.4 million, or $0.29 per share, for the third quarter and $18.2 million, or $0.35 per share, for the nine months ended September 30, 2006. The third quarter amount relates to defeasance costs on a mortgage loan repaid upon a property sale, and the year-to-date amount also includes an adjustment to mark to market the debt associated with a property contributed to a venture.
          Net Income Available to Common Stockholders (“Net Income Available”) was $174.5 million, or $3.33 per share, for the third quarter of 2006 compared with Net Income Available of $9.9 million, or $0.19 per share, for the third quarter of 2005. Net Income Available was $179.4 million, or $3.44 per share, for the nine months ended September 30, 2006 compared with $21.9 million, or $0.42 per share, for the nine months ended September 30, 2005.
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2500 Windy Ridge Parkway • Suite 1600 • Atlanta, Georgia 30339-5683 • 770/955-2200 • FAX 770/857-2360

CUZ Reports Third Quarter Results

November 6, 2006
Third quarter highlights of the Company included the following:

•	Sold Frost Bank Tower, a 531,000-square-foot office building in Austin, Texas, for $188 million, or $354 per square foot. GAAP gains and Value Creation on this transaction were $54 million and $44 million, respectively.

•	Through CSC Associates, sold Bank of America Plaza, a 1.25 million-square-foot office building in Atlanta, for $436 million, or $348 per square foot. The Company’s share of GAAP gains and Value Creation on this transaction were $133 million and $88 million, respectively.

•	Purchased all the interests in 191 Peachtree Tower, a 1.2 million-square-foot office building in downtown Atlanta, for $153 million, or $127 per square foot.

•	Executed a 274,000-square-foot lease with the American Cancer Society at Inforum in downtown Atlanta. This space will be the Society’s international headquarters.

•	Through a joint venture with Seefried Properties, Inc., acquired 85 acres of land north of DFW International Airport in Flower Mound, Texas, for development of Lakeside Ranch Business Park, a 1.7 million-square-foot industrial project. The Company also executed a 355,000-square-foot lease with Home Depot Supply at the first building in Lakeside Ranch.

•	Through a joint venture with Faison Enterprises, Inc., acquired approximately 100 acres of land in Murfreesboro, Tennessee, closed a $131 million construction loan and began construction of Phase I and II of The Avenue Murfreesboro, an 805,000-square-foot lifestyle and power center.

•	Opened the first phase of The Avenue Webb Gin, a 381,000-square-foot specialty retail center in Gwinnett County, Georgia.

•	Acquired the first 1,750 acres of the planned 3,000 acre Blalock Lakes development, a residential community in Coweta County, Georgia, that will include private hunting, equestrian, fishing, swim and tennis facilities in a controlled access community.

•	Executed a contract to sell 12 ground leased outparcels at the Company’s North Point property for an aggregate price of $24 million. The aggregate gain on the sale of these outparcels is estimated to be $20 million and these gains will be included in the Company’s calculation of FFO upon closing. The Company expects to close seven parcels in the fourth quarter of 2006 and five in the first quarter of 2007.

Other developments subsequent to quarter-end:

•	Sold The Avenue of the Peninsula, a 373,000 square foot specialty retail center in Rolling Hills Estates, California, for approximately $96 million.
          At September 30, 2006, the Company’s portfolio of operational office buildings was 87% leased, and its portfolio of operational retail centers was 93% leased.
          At September 30, 2006, the Company and its joint ventures had nine retail, office and industrial projects under development and redevelopment totaling 5.8 million Company-owned square feet, and one
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CUZ Reports Third Quarter Results

November 6, 2006
condominium project under development containing a total of 529 units. The Company estimates the total cost of these projects will be $1.1 billion and expects completion of these projects throughout the next four years. In addition, the Company had 23 residential communities under development directly or through investments in unconsolidated entities in which approximately 11,400 lots remain to be developed and/or sold.
          “Summer can be a slow time in the real estate business, but that was certainly not the case here at Cousins. We were able to close several significant transactions, including two record-setting office building sales and an important trophy tower acquisition in downtown Atlanta, while also signing downtown’s largest office lease this year and opening our fourth Atlanta-area Avenue project,” said Tom Bell, president and CEO of Cousins. “During the quarter, we also started Blalock Lakes – a unique Atlanta-area residential project with more than 1,500 acres of land preserved for game and wildlife that is already seeing tremendous buyer demand – and we signed a lease for more than half of our first Dallas-area industrial building.”
          “From the value-capturing transactions to our pending headquarters move downtown, this is turning out to be an important year for our company,” Bell added. “We expect the fourth quarter to continue that trend.”
          The Consolidated Statements of Income, Consolidated Balance Sheets and a schedule entitled Funds From Operations, which reconciles Net Income Available to FFO, are attached to this press release. More detailed information on Net Income Available and FFO results is included in the “Net Income and Funds From Operations-Supplemental Detail” schedule which is included along with other supplemental information in the Company’s Current Report on Form 8-K, which the Company is furnishing to the Securities and Exchange Commission (“SEC”), and which can be viewed through the “Quarterly Disclosures” and “SEC Filings” links on the Investor Relations page of the Company’s Web site at www.cousinsproperties.com. This information may also be obtained by calling the Company’s Investor Relations Department at (770) 857-2503.
          The Company will conduct a conference call at 2:00 p.m. (Eastern time) on Tuesday, November 7, 2006, to discuss the results of the quarter ended September 30, 2006. The number to call for this interactive teleconference is (913) 981-5520. A replay of the conference call will be available for 14 days by dialing (719) 457-0820 and entering the pass code 1316543. The Company will also provide an online Web simulcast and rebroadcast of its third quarter 2006 earnings release conference call. The live broadcast will be available through the “Q3 2006 Cousins Properties Incorporated Earnings Conference Call” link on the Investor Relations page of the Company’s Web site, as well as at www.streetevents.com and www.earnings.com. The rebroadcast will be available on the Investor Relations page of the Company’s Web site for 14 days.
          Cousins Properties Incorporated, headquartered in Atlanta, has extensive experience in the real estate industry including the development, acquisition, financing, management and leasing of properties. The property types that Cousins actively invests in include office, multi-family, retail, industrial and land
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CUZ Reports Third Quarter Results

November 6, 2006
development projects. The Company’s portfolio consists of interests in 6.9 million square feet of office space, 4.6 million square feet of retail space, 2.0 million square feet of industrial space, a 529 unit for-sale multi-family project under development, over 9,000 acres of strategically located land tracts for sale or future development, and significant land holdings for development of single-family residential communities. The Company also provides leasing and management services to third-party investors; its client-services portfolio comprises 14.9 million square feet of office and retail space. The Company is a fully integrated equity real estate investment trust (REIT) that has been public since 1962 and trades on the New York Stock Exchange under the symbol “CUZ.” For more information on the Company, please visit its Web site at www.cousinsproperties.com.
Certain matters discussed in this news release are forward-looking statements within the meaning of the federal securities laws and are subject to uncertainties and risks, including, but not limited to, general and local economic conditions, local real estate conditions, the activity of others developing competitive projects, the risks associated with development projects (such as delay, cost overruns and leasing/sales risk of new properties), the cyclical nature of the real estate industry, the financial condition of existing tenants, interest rates, the Company’s ability to obtain favorable financing or zoning, environmental matters, the effects of terrorism, the ability of the Company to close properties under contract and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2005. The words “believes”, “expects”, “anticipates”, “estimates” and similar expressions are intended to identify forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in any forward-looking statement are reasonable, the Company can give no assurance that these plans, intentions or expectations will be achieved. Such forward-looking statements are based on current expectations and speak as of the date of such statements. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information or otherwise.
The estimated value creation of $132 million for Frost Bank Tower and the Company’s share of Bank of America Plaza is calculated as estimated GAAP gain of $187 million less accumulated depreciation of $60 million, plus the effect of straight-lined rents receivable and income tax effect of $5 million. “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
REVENUES:
Rental property revenues	$21,772	$21,476	$72,420	$63,533
Fee income	3,431	4,801	12,353	12,622
Multi-family residential unit sales	1,026	4,986	22,741	4,986
Residential lot and outparcel sales	4,572	10,946	12,206	17,006
Interest and other	400	883	3,944	2,036

	31,201	43,092	123,664	100,183

COSTS AND EXPENSES:
Rental property operating expenses	9,167	8,502	28,255	24,569
General and administrative expenses	9,095	8,943	28,932	25,836
Depreciation and amortization	7,834	7,238	29,479	23,581
Multi-family residential unit cost of sales	1,346	4,274	19,081	4,274
Residential lot and outparcel cost of sales	3,425	8,350	8,926	12,492
Interest expense	2,625	1,675	11,119	6,559
Loss on extinguishment of debt	15,443	—	18,207	—
Other	414	266	1,349	694

	49,349	39,248	145,348	98,005

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE TAXES AND INCOME FROM UNCONSOLIDATED JOINT VENTURES	(18,148)	3,844	(21,684)	2,178

PROVISION FOR INCOME TAXES FROM OPERATIONS	(7)	(2,021)	(4,301)	(3,947)

MINORITY INTEREST IN INCOME OF CONSOLIDATED SUBSIDIARIES	(899)	(560)	(3,290)	(1,349)

INCOME FROM UNCONSOLIDATED JOINT VENTURES	142,355	10,008	162,882	20,791

INCOME FROM CONTINUING OPERATIONS BEFORE GAIN ON SALE OF INVESTMENT PROPERTIES	123,301	11,271	133,607	17,673

GAIN ON SALE OF INVESTMENT PROPERTIES, NET OF APPLICABLE INCOME TAX PROVISION	244	796	1,110	13,201

INCOME FROM CONTINUING OPERATIONS	123,545	12,067	134,717	30,874

DISCONTINUED OPERATIONS, NET OF APPLICABLE INCOME TAX PROVISION:
Income from discontinued operations	654	598	1,693	1,370
Gain on sale of investment properties	54,068	1,070	54,394	1,107

	54,722	1,668	56,087	2,477

NET INCOME	178,267	13,735	190,804	33,351

DIVIDENDS TO PREFERRED STOCKHOLDERS	(3,812)	(3,812)	(11,437)	(11,437)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$174,455	$9,923	$179,367	$21,914

PER SHARE INFORMATION — BASIC:
Income from continuing operations	$2.37	$0.17	$2.45	$0.39
Income from discontinued operations	1.08	0.03	1.11	0.05

Net income available to common stockholders	$3.45	$0.20	$3.56	$0.44

PER SHARE INFORMATION — DILUTED:
Income from continuing operations	$2.29	$0.16	$2.36	$0.38
Income from discontinued operations	1.04	0.03	1.08	0.05

Net income available to common stockholders	$3.33	$0.19	$3.44	$0.42

CASH DIVIDENDS DECLARED PER COMMON SHARE	$0.37	$0.37	$1.11	$1.11

WEIGHTED AVERAGE SHARES — BASIC	50,630	50,079	50,436	49,932

WEIGHTED AVERAGE SHARES — DILUTED	52,428	52,013	52,106	51,759

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
FUNDS FROM OPERATIONS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2006 AND 2005
(Unaudited, in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Net Income Available to Common Stockholders	$174,455	$9,923	$179,367	$21,914
Depreciation and amortization:
Consolidated properties	7,834	7,238	29,479	23,581
Discontinued properties	1,221	1,334	4,088	3,954
Share of unconsolidated joint ventures	2,932	2,045	7,010	6,873
Depreciation of furniture, fixtures and equipment and amortization of specifically identifiable intangible assets:
Consolidated properties	(702)	(730)	(2,391)	(2,094)
Share of unconsolidated joint ventures	(4)	(4)	(12)	(74)
Gain on sale of investment properties, net of applicable income tax provision:
Consolidated	(244)	(796)	(1,110)	(13,201)
Discontinued properties	(54,068)	(1,070)	(54,394)	(1,107)
Share of unconsolidated joint ventures	(133,192)	(1,633)	(134,246)	(1,945)
Gain on sale of undepreciated investment properties	179	732	914	13,010

Funds From Operations Available to Common Stockholders, as defined	(1,589)	17,039	28,705	50,911

Loss on extinguishment of debt	15,443	—	18,207	—

Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt	$13,854	$17,039	$46,912	$50,911

Per Common Share — Basic:
Net Income Available	$3.45	$.20	$3.56	$.44

Funds From Operations	$(.03)	$.34	$.57	$1.02

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.27	$.34	$.93	$1.02

Weighted Average Shares-Basic	50,630	50,079	50,436	49,932

Per Common Share — Diluted:
Net Income Available	$3.33	$.19	$3.44	$.42

Funds From Operations	$(.03)	$.33	$.55	$.98

Funds From Operations, Excluding Loss on Extinguishment of Debt	$.26	$.33	$.90	$.98

Weighted Average Shares-Diluted	52,428	52,013	52,106	51,759

     The table above shows Funds From Operations Available to Common Stockholders (“FFO”) and the related reconciliation to Net Income (Loss) Available to Common Stockholders (“Net Income Available”) for Cousins Properties Incorporated and Subsidiaries. The Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis. The Company presented Funds From Operations Available to Common Stockholders, Excluding Loss on Extinguishment of Debt to exclude the effect of the losses incurred during the second and third quarters of 2006. The Company views those losses as components of the sale or exchange of real estate and therefore believes they should be excluded from the FFO calculation. See further detail within Discussion of Non-GAAP Financial Measures herein.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.

COUSINS PROPERTIES INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited, in thousands, except share and per share amounts)

	September 30,	December 31,
	2006	2005
ASSETS
PROPERTIES:
Operating properties, net of accumulated depreciation of $128,681 in 2006 and $158,700 in 2005	$446,716	$572,466
Operating properties held-for-sale, net of accumulated depreciation of $257 in 2006	3,194	—
Land held for investment or future development	104,659	62,059
Projects under development	361,106	241,711
Residential lots under development	24,001	11,577

Total properties	939,676	887,813

CASH AND CASH EQUIVALENTS	66,150	9,336
RESTRICTED CASH	2,780	3,806
RECEIVABLE FROM VENTURE PARTNER	66,688	—
NOTES AND OTHER RECEIVABLES, net of allowance for doubtful accounts of $1,235 and $781 in 2006 and 2005, respectively	26,963	40,014
INVESTMENT IN UNCONSOLIDATED JOINT VENTURES	169,404	217,232
OTHER ASSETS, including goodwill of $5,602 in 2006 and $8,324 in 2005	62,223	30,073

TOTAL ASSETS	$1,333,884	$1,188,274

LIABILITIES AND STOCKHOLDERS’ INVESTMENT
NOTES PAYABLE	$287,036	$467,516
ACCOUNTS PAYABLE AND ACCRUED LIABILITIES	69,543	55,791
DEFERRED GAIN	157,493	5,951
DEPOSITS AND DEFERRED INCOME	2,405	2,551

TOTAL LIABILITIES	516,477	531,809

MINORITY INTERESTS	43,564	24,185

COMMITMENTS AND CONTINGENT LIABILITIES

STOCKHOLDERS’ INVESTMENT:
Preferred stock, 20,000,000 shares authorized, $1 par value:
7.75% Series A cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
7.50% Series B cumulative redeemable preferred stock, $25 liquidation preference; 4,000,000 shares issued and outstanding	100,000	100,000
Common stock, $1 par value, 150,000,000 shares authorized, 54,210,132 and 53,357,151 shares issued in 2006 and 2005, respectively	54,210	53,357
Additional paid-in capital	330,982	321,747
Treasury stock at cost, 2,691,582 shares	(64,894)	(64,894)
Unearned compensation	—	(8,495)
Cumulative undistributed net income	253,545	130,565

TOTAL STOCKHOLDERS’ INVESTMENT	773,843	632,280

TOTAL LIABILITIES AND STOCKHOLDERS’ INVESTMENT	$1,333,884	$1,188,274

COUSINS PROPERTIES INCORPORATED
KEY RATIOS AND SUPPLEMENTAL INFORMATION
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395	(3,483)	174,455	179,367

	FFO AVAILABLE TO COMMON STOCKHOLDERS (“FFO”), EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	116,867	124,965	109,483	16,287	17,585	17,039	22,835	73,746	19,146	13,912	13,854	46,912

	BASIC WEIGHTED AVERAGE COMMON SHARES	49,252	48,313	49,005	49,788	49,924	50,079	50,160	49,989	50,289	50,385	50,630	50,436
	DILUTED WEIGHTED AVERAGE COMMON SHARES	49,937	49,415	51,016	51,653	51,586	52,013	51,825	51,747	52,002	52,031	52,428	52,106

	NET INCOME (LOSS) PER COMMON SHARE — BASIC	0.97	4.94	8.16	0.11	0.13	0.20	0.25	0.69	0.17	(0.07)	3.45	3.56
	NET INCOME (LOSS) PER COMMON SHARE — DILUTED	0.96	4.83	7.84	0.11	0.13	0.19	0.24	0.67	0.16	(0.07)	3.33	3.44

	FFO PER COMMON SHARE — BASIC (4)	2.37	2.59	2.23	0.33	0.35	0.34	0.46	1.48	0.38	0.28	0.27	0.93
	FFO PER COMMON SHARE — DILUTED (4)	2.34	2.53	2.15	0.32	0.34	0.33	0.44	1.43	0.37	0.27	0.26	0.90

(H)	2ND GENERATION TI & LEASING COSTS AND BUILDING CAPEX (1)	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	12,185

	REGULAR COMMON DIVIDENDS	73,345	71,694	72,869	18,611	18,621	18,689	18,728	74,649	18,760	18,788	18,839	56,387
	SPECIAL COMMON DIVIDEND	—	100,544	356,493	—	—	—	—	—	—	—	—	—
	REGULAR COMMON DIVIDENDS PER SHARE	1.48	1.48	1.48	0.37	0.37	0.37	0.37	1.48	0.37	0.37	0.37	1.11
	SPECIAL COMMON DIVIDEND PER SHARE	—	2.07	7.15	—	—	—	—	—	—	—	—	—

	COMMON STOCK PRICE AT PERIOD END	24.70	30.60	30.27	25.87	29.58	30.22	28.30	28.30	33.43	30.93	34.21	34.21
	NUMBER OF COMMON SHARES OUTSTANDING AT PERIOD END	48,386	48,835	50,092	50,324	50,460	50,550	50,665	50,665	50,732	50,873	51,518	51,518

	PREFERRED STOCK — SERIES A — PRICE AT PERIOD END	—	27.25	26.15	25.25	25.70	26.00	25.75	25.75	25.54	24.96	25.85	25.85
	NUMBER OF PREFERRED SHARES — SERIES A — OUTSTANDING AT PERIOD END	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	PREFERRED STOCK — SERIES B — PRICE AT PERIOD END	—	—	25.00	25.00	25.45	25.60	25.40	25.40	25.38	25.00	25.42	25.42
	NUMBER OF PREFERRED SHARES — SERIES B — OUTSTANDING AT PERIOD END	—	—	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000	4,000

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,762,431	1,762,431
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	205,080	205,080

(A)	ADJUSTED DEBT (1)	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	350,780	350,780

	TOTAL MARKET CAPITALIZATION	2,040,014	2,300,401	2,071,231	1,863,096	2,096,479	2,145,779	2,152,980	2,152,980	2,497,111	2,244,004	2,318,291	2,318,291

	ADJUSTED DEBT AS A % OF TOTAL MARKET CAPITALIZATION	41%	30%	17%	19%	19%	19%	24%	24%	24%	21%	15%	15%

(A)	RECOURSE DEBT (1)	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,552	197,095	197,095

	RECOURSE DEBT AS A % OF TOTAL MARKET CAPITALIZATION	8%	1%	2%	3%	5%	5%	9%	9%	11%	8%	9%	9%

	COMMON EQUITY MARKET CAPITALIZATION	1,195,134	1,494,351	1,516,285	1,301,882	1,492,607	1,527,621	1,433,820	1,433,820	1,695,971	1,573,502	1,762,431	1,762,431
	PREFERRED EQUITY MARKET CAPITALIZATION	—	109,000	204,600	201,000	204,600	206,400	204,600	204,600	203,680	199,840	205,080	205,080
(A)	TOTAL DEBT (INCLUDING SHARE OF JV’S)	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	454,661	454,661

	TOTAL MARKET CAPITALIZATION	2,130,780	2,386,989	2,158,935	1,950,673	2,188,775	2,246,009	2,254,065	2,254,065	2,597,914	2,348,186	2,422,172	2,422,172

	TOTAL DEBT AS A % OF TOTAL MARKET CAPITALIZATION	44%	33%	20%	23%	22%	23%	27%	27%	27%	24%	19%	19%

(B)	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S) (1)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	13,732
	FFO BEFORE INTEREST	167,498	170,739	141,139	19,776	20,393	19,417	26,068	85,654	23,594	19,493	17,557	60,644
	INTEREST EXPENSE COVERAGE RATIO	3.31	3.73	4.46	5.67	7.26	8.17	8.06	7.19	5.30	3.49	4.74	4.42

(C)	FIXED CHARGES (excluding preferred dividends)(1)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,444	8,130	5,926	21,500
	FFO PLUS FIXED CHARGES (excluding preferred dividends)	168,349	171,338	131,854	19,932	20,577	19,587	26,241	86,337	23,773	19,671	17,687	61,131
	FIXED CHARGE COVERAGE RATIO (excluding preferred dividends)	2.58	2.88	3.22	3.81	4.71	4.72	3.88	4.21	3.19	2.42	2.98	2.84

(C)	FIXED CHARGES (including preferred dividends)(1)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,257	11,942	9,738	32,937
	FFO PLUS FIXED CHARGES (including preferred dividends)	168,349	174,696	139,896	23,745	24,389	23,399	30,054	101,587	27,586	23,483	21,499	72,568
	FIXED CHARGE COVERAGE RATIO (including preferred dividends)	2.58	2.78	2.87	2.63	2.98	2.94	2.84	2.84	2.45	1.97	2.21	2.20

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	OFFICE:
	3100 WINDY HILL RD	2,693	2,988	2,974	734	734	737	739	2,944	722	733	717	2,172
	3301 WINDY RIDGE PARKWAY	1,517	1,555	1,659	404	423	440	426	1,693	247	26	80	353
	100 NORTH POINT CENTER EAST	0	73	1,010	277	234	237	272	1,020	221	276	253	750
	200 NORTH POINT CENTER EAST	0	23	417	48	36	164	115	363	233	192	212	637
	333 NORTH POINT CENTER EAST	2,397	1,398	1,036	321	403	352	319	1,395	321	269	304	894
	555 NORTH POINT CENTER EAST	2,359	1,541	945	346	377	400	383	1,506	401	458	451	1,310
	615 PEACHTREE STREET	1,985	1,919	1,395	273	254	212	18	757	20	74	(53)	41
	LAKESHORE PARK PLAZA	1,113	1,231	1,459	426	224	40	32	722	200	209	219	628
	INFORUM	13,444	13,843	12,808	2,836	2,726	2,879	2,935	11,376	2,936	2,887	2,844	8,667
	600 UNIVERSITY PARK PLACE	1,757	1,871	1,797	431	417	421	432	1,701	355	250	257	862
	THE POINTS AT WATERVIEW	1,040	1,778	1,949	533	432	454	453	1,872	584	530	521	1,635
	ONE GEORGIA CENTER	3,381	2,913	1,369	(308)	(261)	(414)	(378)	(1,361)	35	(9)	(174)	(148)
	GALLERIA 75	0	0	899	206	274	272	284	1,036	281	240	200	721
	SONO RENAISSANCE	0	0	38	76	60	64	70	270	66	66	60	192
	ATHEROGENICS	1,134	1,181	1,222	308	311	311	311	1,241	313	316	317	946
	INHIBITEX	0	0	0	0	189	246	231	666	228	229	230	687
	MERIDIAN MARK PLAZA	4,073	4,153	4,224	1,080	1,164	1,114	1,129	4,487	1,128	1,147	1,110	3,385
	COSMOPOLITAN CENTER	0	0	0	0	0	0	0	0	0	0	43	43
	191 PEACHTREE	0	0	0	0	0	0	0	0	0	0	402	402

	SUBTOTAL	36,893	36,467	35,201	7,991	7,997	7,929	7,771	31,688	8,291	7,893	7,993	24,177

	RETAIL:
	THE AVENUE EAST COBB	5,327	5,424	5,635	1,416	1,381	1,398	1,520	5,715	1,502	1,580	(23)	3,059
	THE AVENUE OF THE PENINSULA	4,284	3,722	3,997	1,078	1,092	898	1,077	4,145	1,233	1,118	1,075	3,426
	THE AVENUE PEACHTREE CITY	3,160	3,029	3,430	963	872	843	995	3,673	933	885	(3)	1,815
	THE AVENUE WEST COBB	0	655	3,925	1,095	1,073	1,108	1,085	4,361	1,148	1,072	5	2,225
	AVENUE VIERA	0	0	189	421	610	804	891	2,726	713	1,047	(6)	1,754
	VIERA MARKET CENTER	0	0	0	0	0	0	148	148	152	121	(10)	263
	THE AVENUE CARRIAGE CROSSING	0	0	0	0	0	0	743	743	1,212	1,413	1,553	4,178
	SAN JOSE MARKETCENTER	0	0	0	0	0	0	0	0	220	1,006	1,223	2,449
	THE AVENUE WEBB GIN	0	0	0	0	0	0	0	0	0	0	616	616

	SUBTOTAL	12,771	12,830	17,176	4,973	5,028	5,051	6,459	21,511	7,113	8,242	4,430	19,785

	INDUSTRIAL:
	KING MILL	0	0	0	0	0	0	0	0	0	(1)	217	216

	SUBTOTAL	0	0	0	0	0	0	0	0	0	(1)	217	216

	OTHER RENTAL OPERATIONS:
	OTHER	0	0	(1)	0	0	(6)	0	(6)	22	0	(35)	(14)

	SUBTOTAL	0	0	(1)	0	0	(6)	0	(6)	22	0	(35)	(14)

	101 INDEPENDENCE CENTER	8,866	9,085	5,294	2	0	0	0	2	0	0	0	0
	333 JOHN CARLYLE	3,535	3,952	1,316	0	0	0	0	0	0	0	0	0
	1900 DUKE STREET	2,698	2,932	1,129	0	0	0	0	0	0	0	0	0
	COLONIAL PLAZA MARKETCENTER	0	0	0	0	0	0	0	0	0	0	0	0
	COLUMBUS BAZAAR	0	0	(124)	0	0	0	0	0	0	0	0	0

	PROPERTIES SOLD, NOT IN DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	15,099	15,969	7,615	2	0	0	0	2	0	0	0	0

	TOTAL CONSOLIDATED RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	64,763	65,266	59,991	12,966	13,025	12,974	14,230	53,195	15,426	16,135	12,605	44,165

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(E)	DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (1):
	NORTHSIDE/ALPHARETTA I	1,819	1,606	1,339	(4)	(5)	0	(3)	(12)	0	0	0	0
	NORTHSIDE/ALPHARETTA II	2,255	2,160	1,992	(6)	(16)	44	17	39	17	17	6	40
	101 SECOND STREET	14,557	10,632	6,770	7	53	5	1	66	2	(2)	0	0
	55 SECOND STREET	12,724	27,073	5,067	2	9	160	2	173	0	(1)	0	(1)
	AT&T WIRELESS SERVICES HEADQUARTERS	5,718	2,828	0	0	0	0	0	0	0	0	0	0
	CERRITOS CORPORATE CENTER-PHASE II	2,322	1,128	0	0	0	0	0	0	0	0	0	0
	PRESIDENTIAL MARKETCENTER	3,731	2,396	0	0	0	0	0	0	0	0	0	0
	MIRA MESA MARKETCENTER	5,956	2,298	0	69	0	0	(13)	56	0	0	0	0
	PERIMETER EXPO	3,178	2,404	0	0	0	0	(5)	(5)	0	0	0	0
	SALEM ROAD STATION	505	0	0	0	0	0	0	0	0	0	0	0
	THE SHOPS OF LAKE TUSCALOOSA	0	18	570	0	0	0	5	5	0	(2)	0	(2)
	HANOVER SQUARE SOUTH	0	0	0	(10)	140	268	(2)	396	0	5	(1)	4
	GA 400 LAND LEASES	1,298	1,392	1,463	361	352	351	368	1,432	395	372	365	1,132
	FROST BANK TOWER	0	0	3,486	1,311	1,152	1,206	1,454	5,123	1,578	1,527	1,505	4,610
	OTHER	94	98	22	0	0	0	0	0	0	0	0	0

	TOTAL DISCONTINUED OPERATIONS RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	54,157	54,033	20,709	1,730	1,685	2,034	1,824	7,273	1,992	1,916	1,875	5,783

	RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO:

(G)	OUTPARCEL SALES NET OF COST OF SALES — WHOLLY OWNED (1)	195	120	471	0	0	1,381	(14)	1,367	0	62	798	860

(G)	TRACT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	914
(G)	TRACT SALES NET OF COST OF SALES — JOINT VENTURES (1)	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	59	4,517

	TOTAL TRACT & OUTPARCEL SALES NET OF COS	2,814	7,742	31,825	6,848	5,511	2,249	4,265	18,873	4,904	289	238	5,431

(G)	LOT SALES NET OF COST OF SALES — WHOLLY OWNED (1)	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	349	2,420
(G)	LOT SALES NET OF COST OF SALES — JOINT VENTURES (1)	1,281	3,428	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	1,558	5,721

	TOTAL LOT SALES NET OF COS	2,903	6,231	11,215	2,471	3,285	4,572	4,313	14,641	3,391	2,843	1,907	8,141

(G)	INTEREST — JOINT VENTURE (1)	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(36)	(248)
(G)	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0	0
(G)	OTHER — JOINT VENTURE (1)	(3)	(156)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(34)	(205)

	TOTAL RESIDENTIAL LOT, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	2,873	13,979

	MULTI-FAMILY FFO:

(J)	MULTI-FAMILY SALES NET OF COST OF SALES — CONSOLIDATED (1)	0	0	0	0	0	712	1,116	1,828	1,221	2,759	(320)	3,660
(J)	MULTI-FAMILY SALES NET OF COST OF SALES — JOINT VENTURES (1)	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	7,412

	TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	2,666	11,072

	DEVELOPMENT INCOME	4,625	2,870	3,310	497	684	623	1,252	3,056	1,752	825	772	3,349

	MANAGEMENT FEES	9,313	8,519	8,704	2,307	2,287	2,141	2,207	8,942	2,098	1,972	2,052	6,122

	LEASING & OTHER FEES	4,297	6,991	4,463	1,048	998	2,037	4,001	8,084	887	1,388	607	2,882

	TERMINATION FEES	616	2,057	2,348	106	328	143	270	847	2,720	807	217	3,744

	INTEREST INCOME & OTHER	4,393	3,940	2,528	305	414	740	427	1,886	(38)	55	183	200

	GENERAL & ADMINISTRATIVE EXPENSES	(27,699)	(29,606)	(33,702)	(8,676)	(8,217)	(8,943)	(14,867)	(40,703)	(9,931)	(9,906)	(9,095)	(28,932)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

	INTEREST EXPENSE CONSOLIDATED:
	CREDIT FACILITY — FLOATING @ LIBOR + .90% to 1.50%	0	0	(764)	(452)	(751)	(1,030)	(1,746)	(3,979)	(2,103)	0	0	(2,103)
	CREDIT FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(781)	(3,494)	(2,680)	(6,955)
	TERMINUS CONSTRUCTION FACILITY — FLOATING @ LIBOR + .80% to 1.30%	0	0	0	0	0	0	0	0	(118)	(664)	(836)	(1,618)
	BANK OF AMERICA PLAZA FINANCING - 6.9575%	(8,974)	(10,718)	(10,406)	(2,532)	(2,548)	(2,564)	(2,553)	(10,197)	(2,485)	(2,501)	(2,461)	(7,447)
	THE AVENUE EAST COBB DEBT - 8.39%	(3,250)	(3,220)	(3,188)	(792)	(789)	(787)	(785)	(3,153)	(782)	(764)	0	(1,546)
	333 & 555 NORTH POINT CENTER DEBT - 7%	(2,282)	(2,246)	(2,207)	(545)	(543)	(540)	(537)	(2,165)	(534)	(532)	(529)	(1,595)
	MERIDIAN MARK PLAZA DEBT - 8.27%	(2,097)	(2,074)	(2,048)	(507)	(506)	(505)	(503)	(2,021)	(501)	(498)	(498)	(1,497)
	NOTE PAYABLE, UNSECURED - 8.04%	0	(598)	(1,882)	(458)	(452)	(238)	0	(1,148)	0	0		0
	600 UNIVERSITY PARK DEBT - 7.38%	(1,042)	(1,032)	(1,020)	(254)	(253)	(251)	(251)	(1,009)	(250)	(249)	(248)	(747)
	100 NORTH POINT CENTER EAST DEBT - 7.86%	0	(79)	(932)	(230)	(232)	(235)	(235)	(932)	(230)	(232)	(235)	(697)
	200 NORTH POINT CENTER EAST DEBT - 7.86%	0	(70)	(826)	(204)	(206)	(208)	(208)	(826)	(204)	(206)	(208)	(618)
	LAKESHORE PARK PLAZA DEBT - 6.78%	(696)	(682)	(666)	(164)	(163)	(161)	(160)	(648)	(160)	(158)	(157)	(475)
	905 JUNIPER DEBT	0	0	0	0	0	0	(155)	(155)	(194)	(157)	0	(351)
	KING MILL DEBT	0	0	0	0	0	0	(34)	(34)	(44)	(52)	(92)	(188)
	WATERVIEW DEBT - 5.66%	0	0	0	0	0	0	(11)	(11)	(265)	(264)	(261)	(790)
	CREDIT FACILITY — FLOATING @ LIBOR + 1.05% to 1.70%	(4,738)	(3,320)	(1,331)	0	0	0	0	0	0	0	0	0
	PERIMETER EXPO DEBT - 8.04%	(1,637)	(1,087)	0	0	0	0	0	0	0	0	0	0
	BANK OF AMERICA PLAZA FINANCING - 6.677%	(868)	0	0	0	0	0	0	0	0	0	0	0
	101 INDEPENDENCE CENTER DEBT - 8.22%	(3,755)	(3,673)	(2,073)	0	0	0	0	0	0	0	0	0
	1900 DUKE STREET & 333 JOHN CARLYLE DEBT - 7%	(3,456)	(3,419)	(1,289)	0	0	0	0	0	0	0	0	0
	OTHER	(180)	(41)	(19)	(3)	2	(5)	(3)	(9)	(4)	(3)	(3)	(10)
	CAPITALIZED	5,934	9,683	14,028	3,360	4,338	4,849	4,646	17,193	5,041	4,894	5,583	15,518

	TOTAL INTEREST EXPENSE CONSOLIDATED	(27,041)	(22,576)	(14,623)	(2,781)	(2,103)	(1,675)	(2,535)	(9,094)	(3,614)	(4,880)	(2,625)	(11,119)

	OTHER EXPENSES — CONTINUING OPERATIONS:
	PROPERTY TAXES	(675)	(768)	(664)	(119)	(160)	(136)	(339)	(754)	(190)	(170)	(202)	(562)
	MINORITY INTEREST EXPENSE	(1,589)	(1,613)	(1,417)	(392)	(397)	(560)	(1,688)	(3,037)	(1,078)	(1,313)	(899)	(3,290)
	PREDEVELOPMENT & OTHER	(1,558)	(1,677)	(1,284)	77	(226)	(130)	(289)	(568)	(265)	(311)	(212)	(788)

	TOTAL OTHER EXPENSES	(3,822)	(4,058)	(3,365)	(434)	(783)	(826)	(2,316)	(4,359)	(1,533)	(1,794)	(1,313)	(4,640)

(E)	OTHER EXPENSES — DISCONTINUED OPERATIONS:
	INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0

	TOTAL OTHER EXPENSES — DISCONTINUED OPERATIONS	(12,092)	(10,083)	(5,870)	0	0	0	0	0	0	0	0	0

	INCOME TAX (PROVISION)/BENEFIT:
	CONTINUING OPERATIONS	(1,526)	(2,596)	(2,744)	(869)	(1,057)	(2,021)	(3,809)	(7,756)	(2,370)	(1,924)	(7)	(4,301)
(E)	DISCONTINUED OPERATIONS (1)	(139)	0	0	17	(41)	(102)	0	(126)	0	(2)	0	(2)

	TOTAL INCOME TAX (PROVISION)/BENEFIT	(1,665)	(2,596)	(2,744)	(852)	(1,098)	(2,123)	(3,809)	(7,882)	(2,370)	(1,926)	(7)	(4,303)

	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS (1):
(I)	CONSOLIDATED	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(702)	(2,391)

	TOTAL NON-REAL ESTATE DEPRECIATION & AMORTIZATION	(2,148)	(2,511)	(2,652)	(678)	(686)	(730)	(857)	(2,951)	(821)	(868)	(702)	(2,391)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

		2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(F)	JOINT VENTURE FFO (EXCLUDING TEMCO, CL REALTY, 905 JUNIPER, 50 BISCAYNE, HANDY ROAD & VERDE) (1):
	WILDWOOD ASSOCIATES	10,870	10,051	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(29)	(70)
	WILDWOOD ASSOCIATES — IMPAIRMENT LOSS ON DEPRECIABLE	0	(551)	0	0	0	0	0	0	0	0	0	0
	PROPERTY CP VENTURE TWO LLC	2,274	2,080	2,070	442	463	407	410	1,722	423	458	432	1,313
	CP VENTURE TWO LLC — IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0	0
	CP VENTURE FIVE LLC	0	0	0	0	0	0	0	0	0	49	2,332	2,381
	COUSINS LORET VENTURE, L.L.C.	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0	0
	CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING)	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	0	(1)
	BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE)	350	365	407	115	115	82	111	423	58	4	(9)	53
	TEN PEACHTREE PLACE ASSOCIATES	(488)	1,539	1,533	348	373	406	379	1,506	385	397	344	1,126
	CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA)	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	3,668	11,132
	285 VENTURE, LLC (1155 PERIMETER CENTER WEST)	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	2
	CPI/FSP I, L.P. (AUSTIN RESEARCH PARK)	3,180	3,412	2,465	2	0	0	1	3	0	0	0	0
	CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE)	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	906
	CRAWFORD LONG — CPI, LLC	1,728	1,685	1,447	440	483	484	458	1,865	486	501	518	1,505
	OTHER	0	0	924	0	0	310	5,204	5,514	90	0	0	90

	TOTAL SHARE OF JOINT VENTURE FFO	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	7,558	18,437

	PREFERRED STOCK DIVIDENDS	0	(3,358)	(8,042)	(3,813)	(3,812)	(3,812)	(3,813)	(15,250)	(3,813)	(3,812)	(3,812)	(11,437)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, EXCLUDING LOSS ON EXTINGUISHMENT OF DEBT (4)	116,867	124,965	109,483	16,287	17,585	17,039	22,835	73,746	19,146	13,912	13,854	46,912

	LOSS ON EXTINGUISHMENT OF DEBT	(3,501)	0	(605)	0	0	0	0	0	0	(2,764)	(15,443)	(18,207)

	FFO AVAILABLE TO COMMON STOCKHOLDERS, AS DEFINED	113,366	124,965	108,878	16,287	17,585	17,039	22,835	73,746	19,146	11,148	(1,589)	28,705

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET:
	CONTINUING OPERATIONS	6,254	100,558	118,056	6,827	5,578	796	2,532	15,733	805	61	244	1,110
(G)	LESS GAIN ON SALE OF UNDEPRECIATED INVESTMENT PROPERTIES	(2,143)	(7,270)	(29,627)	(6,766)	(5,512)	(732)	(2,473)	(15,483)	(740)	5	(179)	(914)
	DISCONTINUED OPERATIONS	1,174	93,459	81,927	37	0	1,070	(70)	1,037	191	135	54,068	54,394
	SHARE OF UNCONSOLIDATED JOINT VENTURES	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	133,192	134,246

	TOTAL GAIN ON SALE OF INVESTMENT PROPERTIES, NET	5,285	186,747	346,621	446	30	2,767	(21)	3,222	1,309	202	187,325	188,836

	DEPRECIATION & AMORTIZATION OF REAL ESTATE (1):
(I)	CONSOLIDATED	(34,131)	(36,931)	(32,450)	(7,426)	(7,553)	(6,508)	(6,850)	(28,337)	(8,573)	(11,383)	(7,132)	(27,088)
(E,I)	DISCONTINUED OPERATIONS	(18,108)	(14,713)	(7,427)	(1,305)	(1,315)	(1,334)	(1,344)	(5,298)	(1,429)	(1,438)	(1,221)	(4,088)
(G,I)	SHARE OF UNCONSOLIDATED JOINT VENTURES	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(2,928)	(6,998)

	TOTAL REAL ESTATE DEPRECIATION & AMORTIZATION	(70,779)	(72,909)	(55,757)	(11,208)	(11,149)	(9,883)	(10,237)	(42,477)	(12,060)	(14,833)	(11,281)	(38,174)

	NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	47,872	238,803	399,742	5,525	6,466	9,923	12,577	34,491	8,395	(3,483)	174,455	179,367

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

WILDWOOD ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
2300 WINDY RIDGE PARKWAY	11,182	8,462	7,130	2	(3)	19	(9)	9	0	0	0	0
2500 WINDY RIDGE PARKWAY	4,992	4,673	3,164	0	(1)	4	0	3	0	0	0	0
3200 WINDY HILL ROAD (WILDWOOD PLAZA)	12,217	13,181	8,861	(10)	(4)	18	0	4	0	0	0	0
4100/4300 WILDWOOD PARKWAY (GA PACIFIC)	3,803	3,851	2,764	0	0	2	0	2	0	0	0	0
4200 WILDWOOD PARKWAY (GE)	4,853	4,690	3,434	0	0	23	0	23	0	0	0	0
BANK/RESTAURANT GROUND LEASES	1,081	1,287	1,041	14	(16)	(1)	0	(3)	0	0	0	0

	38,128	36,144	26,394	6	(24)	65	(9)	38	0	0	0	0

INTEREST EXPENSE:
2300 DEBT - 7.56%	(4,546)	(4,359)	(3,382)	0	0	0	0	0	0	0	0	0
2500 DEBT - 7.45%	(1,642)	(1,571)	(1,105)	0	0	0	0	0	0	0	0	0
3200 DEBT - 8.23%	(5,389)	(5,218)	(4,056)	0	0	0	0	0	0	0	0	0
4100/4300 DEBT - 7.65%	(2,097)	(2,030)	(1,413)	0	0	0	0	0	0	0	0	0
4200 DEBT - 6.78%	(2,812)	(2,737)	(1,898)	0	0	0	0	0	0	0	0	0

	(16,486)	(15,915)	(11,854)	0	0	0	0	0	0	0	0	0

MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(3,843)	0	0	0	0	0	0	0	0
OTHER, NET	96	478	(265)	(43)	(113)	(41)	(8)	(205)	(47)	(34)	(57)	(138)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(45)	(30)	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(1,101)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	21,738	19,561	10,402	(37)	(137)	24	(17)	(167)	(47)	(34)	(57)	(138)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(9,022)	(9,364)	(6,398)	(9)	(9)	(8)	(10)	(36)	(8)	(8)	(9)	(25)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	200,835	0	0	0	0	0	0	0	0	0

NET INCOME	12,716	10,197	204,839	(46)	(146)	16	(27)	(203)	(55)	(42)	(66)	(163)

COUSINS’ SHARE OF WILDWOOD ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	19,065	17,796	12,895	3	(12)	33	(5)	19	0	0	0	0
INTEREST EXPENSE	(8,243)	(7,960)	(5,928)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,922)	0	0	0	0	0	0	0	0	0
OTHER, NET	48	238	(133)	(21)	(57)	(21)	(4)	(103)	(24)	(17)	(29)	(70)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(23)	(15)	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(551)	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	10,870	9,500	4,897	(18)	(69)	12	(9)	(84)	(24)	(17)	(29)	(70)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,512)	(4,682)	(3,191)	(4)	(5)	(4)	(5)	(18)	(4)	(4)	(5)	(13)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	99,360	0	0	0	0	0	0	0	0	0

NET INCOME	6,358	4,818	101,066	(22)	(74)	8	(14)	(102)	(28)	(21)	(34)	(83)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

CP VENTURE TWO LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
OFFICE:
FIRST UNION TOWER	4,021	2,944	2,659	2	15	0	0	17	0	0	0	0
GRANDVIEW II	2,288	2,359	2,400	444	303	208	255	1,210	417	432	448	1,297
100 NORTH POINT CENTER EAST	1,456	1,239	7	0	0	15	0	15	0	0	0	0
200 NORTH POINT CENTER EAST	1,047	484	13	0	0	17	0	17	0	0	0	0
PRESBYTERIAN MEDICAL PLAZA	912	938	966	247	248	237	241	973	248	233	246	727

SUBTOTAL OFFICE	9,724	7,964	6,045	693	566	477	496	2,232	665	665	694	2,024

RETAIL:
NORTH POINT MARKETCENTER	4,982	5,156	5,142	1,459	1,426	1,298	1,430	5,613	1,373	1,263	1,429	4,065
MANSELL CROSSING II	1,533	1,190	1,227	314	306	314	300	1,234	329	338	320	987
GREENBRIER MARKETCENTER	4,687	4,519	4,513	1,149	1,269	1,019	1,043	4,480	1,165	1,215	1,167	3,547
LOS ALTOS MARKETCENTER	2,974	2,976	3,101	774	832	728	626	2,960	755	781	734	2,270

SUBTOTAL RETAIL	14,176	13,841	13,983	3,696	3,833	3,359	3,399	14,287	3,622	3,597	3,650	10,869

TOTAL REVENUES LESS OPERATING EXPENSES	23,900	21,805	20,028	4,389	4,399	3,836	3,895	16,519	4,287	4,262	4,344	12,893

OTHER, NET	(52)	(71)	(71)	(56)	(28)	0	(60)	(144)	(88)	(11)	1	(98)

INTEREST EXPENSE:
NORTH POINT MARKETCENTER - 8.50%	(2,264)	(2,216)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(507)	(1,525)
100 & 200 NORTH POINT CENTER EAST - 7.86%	(1,815)	(1,628)	0	0	0	0	0	0	0	0	0	0

TOTAL INTEREST EXPENSE	(4,079)	(3,844)	(2,159)	(530)	(522)	(520)	(516)	(2,088)	(511)	(507)	(507)	(1,525)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(8,567)	(1,535)	0	0	60	0	60	0	0	0	0

FUNDS FROM OPERATIONS	19,769	9,323	16,263	3,803	3,849	3,376	3,319	14,347	3,688	3,744	3,838	11,270

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(10,639)	(9,727)	(7,417)	(1,497)	(1,495)	(1,428)	(1,378)	(5,798)	(1,775)	(1,467)	(1,442)	(4,684)

NET INCOME	9,130	(404)	8,846	2,306	2,354	1,948	1,941	8,549	1,913	2,277	2,396	6,586

COUSINS’ SHARE OF CP VENTURE TWO (2):	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%	11.50%

REVENUES LESS OPERATING EXPENSES	2,749	2,530	2,318	510	526	467	476	1,979	492	517	490	1,499
INTEREST EXPENSE	(470)	(442)	(248)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(58)	(175)
OTHER, NET	(5)	(8)	0	(7)	(3)	0	(7)	(17)	(10)	(1)	0	(11)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0
IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY	0	(985)	(209)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,274	1,095	1,861	442	463	407	410	1,722	423	458	432	1,313
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,223)	(1,119)	(852)	(172)	(172)	(164)	(159)	(667)	(204)	(169)	(166)	(539)

NET INCOME	1,051	(24)	1,009	270	291	243	251	1,055	219	289	266	774

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

CP VENTURE FIVE, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):

THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	37	1,539	1,576
THE AVENUE PEACHTREE CITY	0	0	0	0	0	0	0	0	0	20	910	930
THE AVENUE WEST COBB	0	0	0	0	0	0	0	0	0	31	1,095	1,126
AVENUE VIERA	0	0	0	0	0	0	0	0	0	24	1,044	1,068
VIERA MARKET CENTER	0	0	0	0	0	0	0	0	0	2	175	177

TOTAL REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	114	4,763	4,877

OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0

INTEREST EXPENSE:
THE AVENUE EAST COBB	0	0	0	0	0	0	0	0	0	(14)	(602)	(616)

TOTAL INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(14)	(602)	(616)

DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	100	4,161	4,261

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(88)	(4,477)	(4,565)

NET INCOME	0	0	0	0	0	0	0	0	0	12	(316)	(304)

COUSINS’ SHARE OF CP VENTURE FIVE (2):										50.84%	31.20%	31.20%

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	58	2,722	2,780
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	(9)	(390)	(399)
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	0	49	2,332	2,381
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	(20)	(965)	(985)

NET INCOME	0	0	0	0	0	0	0	0	0	29	1,367	1,396

COUSINS LORET VENTURE, L.L.C. (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES (REVENUES LESS OPERATING EXPENSES):
TWO LIVE OAK	4,446	3,771	2,454	0	(2)	(8)	(17)	(27)	0	0	0	0
THE PINNACLE	9,986	9,751	5,756	0	0	(4)	0	(4)	0	0	0	0

TOTAL REVENUES LESS OPERATING EXPENSES	14,432	13,522	8,210	0	(2)	(12)	(17)	(31)	0	0	0	0

INTEREST EXPENSE	(7,109)	(7,022)	(4,072)	0	0	0	0	0	0	0	0	0
CAPITALIZED INTEREST	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(17)	(16)	(9)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,306	6,484	4,129	0	(2)	(12)	(17)	(31)	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(8,680)	(6,790)	(3,783)	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	89,922	0	(72)	(16)	0	(88)	0	0	0	0

NET INCOME	(1,374)	(306)	90,268	0	(74)	(28)	(17)	(119)	0	0	0	0

COUSINS’ SHARE OF COUSINS LORET (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	7,217	6,761	4,106	0	(1)	(2)	(9)	(12)	0	0	0	0
INTEREST EXPENSE	(3,555)	(3,511)	(2,037)	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(8)	(5)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,653	3,242	2,064	0	(1)	(2)	(9)	(12)	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(4,383)	(3,395)	(1,889)	0	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	45,340	0	(36)	(12)	0	(48)	0	0	0	0

NET INCOME	(730)	(153)	45,515	0	(37)	(14)	(9)	(60)	0	0	0	0

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

CC-JM II ASSOCIATES (BOOZ-ALLEN BUILDING) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	3,661	3,747	3,155	0	0	(37)	0	(37)	0	(1)	0	(1)
INTEREST — 7.0%	(1,420)	(1,341)	(1,025)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(2,657)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(2)	(1)	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	2,241	2,404	(528)	0	0	(37)	0	(37)	0	(1)	0	(1)

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,126)	(1,125)	(844)	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	38,917	696	0	0	0	696	0	0	0	0

NET INCOME	1,115	1,279	37,545	696	0	(37)	0	659	0	(1)	0	(1)

COUSINS’ SHARE OF CC-JM II (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,831	1,874	1,540	1	0	(18)	0	(17)	0	(1)	0	(1)
INTEREST EXPENSE	(711)	(671)	(513)	0	0	0	0	0	0	0	0	0
MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(1,328)	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,120	1,203	(301)	1	0	(18)	0	(17)	0	(1)	0	(1)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(575)	(576)	(435)	0	(1)	0	0	(1)	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	19,212	348	0	0	0	348	7	0	0	7

NET INCOME	545	627	18,476	349	(1)	(18)	0	330	7	(1)	0	6

BRAD COUS GOLF VENTURE, LTD. (WORLD GOLF VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	696	727	815	230	231	163	222	846	116	7	(18)	105
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	696	727	815	230	231	163	222	846	116	7	(18)	105

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(829)	(547)	(686)	(125)	(166)	(165)	(119)	(575)	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	3,008	0	14	3,022

NET INCOME	(133)	180	129	105	65	(2)	103	271	3,124	7	(4)	3,127

COUSINS’ SHARE OF BRAD COUS GOLF VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	350	365	407	115	115	82	111	423	58	4	(9)	53
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	350	365	407	115	115	82	111	423	58	4	(9)	53
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(415)	(274)	(343)	(62)	(83)	(83)	(60)	(288)	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	1,046	0	7	1,053

NET INCOME	(65)	91	64	53	32	(1)	51	135	1,104	4	(2)	1,106

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

TEN PEACHTREE PLACE ASSOCIATES (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	(518)	3,324	4,422	1,107	1,155	1,221	1,166	4,649	1,176	1,198	1,088	3,462
INTEREST - 5.39%	(457)	(246)	(1,356)	(411)	(410)	(409)	(407)	(1,637)	(406)	(404)	(403)	(1,213)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(975)	3,078	3,066	696	745	812	759	3,012	770	794	685	2,249

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(727)	(2,016)	(2,278)	(569)	(569)	(569)	(569)	(2,276)	(568)	(569)	(555)	(1,692)

NET INCOME	(1,702)	1,062	788	127	176	243	190	736	202	225	130	557

COUSINS’ SHARE OF TEN PEACHTREE PLACE ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	(259)	1,662	2,211	554	578	611	583	2,326	588	599	544	1,731
INTEREST EXPENSE	(229)	(123)	(678)	(206)	(205)	(205)	(204)	(820)	(203)	(202)	(200)	(605)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	(488)	1,539	1,533	348	373	406	379	1,506	385	397	344	1,126
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(365)	(1,007)	(1,134)	(282)	(282)	(282)	(282)	(1,128)	(282)	(246)	(282)	(810)

NET INCOME	(853)	532	399	66	91	124	97	378	103	151	62	316

CSC ASSOCIATES, L.P. (BANK OF AMERICA PLAZA) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	30,735	31,577	30,593	7,339	7,422	7,504	7,604	29,869	7,424	7,518	7,343	22,285
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(34)	(8)	(8)	(9)	(8)	(33)	(8)	(8)	(9)	(25)

FUNDS FROM OPERATIONS	30,735	31,577	30,559	7,331	7,414	7,495	7,596	29,836	7,416	7,510	7,334	22,260

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(7,654)	(7,616)	(7,440)	(1,940)	(1,940)	(1,941)	(1,943)	(7,764)	(1,942)	(2,055)	(364)	(4,361)
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	0	0	0	0	0	271,201	271,201

NET INCOME	23,081	23,961	23,119	5,391	5,474	5,554	5,653	22,072	5,474	5,455	278,171	289,100

COUSINS’ SHARE OF CSC ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	15,368	15,789	15,298	3,670	3,710	3,752	3,802	14,934	3,712	3,760	3,672	11,144
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	(17)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(4)	(12)

FUNDS FROM OPERATIONS	15,368	15,789	15,281	3,666	3,706	3,748	3,798	14,918	3,708	3,756	3,668	11,132
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET									0	0	133,185	133,185
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(3,904)	(3,885)	(3,795)	(989)	(988)	(989)	(990)	(3,956)	(989)	(992)	(992)	(2,973)

NET INCOME	11,464	11,904	11,486	2,677	2,718	2,759	2,808	10,962	2,719	2,764	135,861	141,344

285 VENTURE, LLC (1155 PERIMETER CENTER WEST) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	0	4
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	7,994	6,202	6,431	514	511	(7)	25	1,043	1	3	0	4

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(2,211)	(7,558)	(3,821)	(949)	(386)	0	0	(1,335)	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	3,289	(19)	3,270	0	0	0	0

NET INCOME	5,783	(1,356)	2,610	(435)	125	3,282	6	2,978	1	3	0	4

COUSINS’ SHARE OF 285 VENTURE (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	2
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,998	3,102	3,492	257	260	(6)	13	524	1	1	0	2
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,274)	(3,947)	(2,077)	(517)	(234)	0	0	(751)	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	0	0	0	1,645	(10)	1,635	0	1	0	1

NET INCOME	2,724	(845)	1,415	(260)	26	1,639	3	1,408	1	2	0	3

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

CPI/FSP I, L.P. (AUSTIN RESEARCH PARK) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	6,357	6,828	4,881	3	1	0	2	6	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	4	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	6,357	6,825	4,885	3	1	0	2	6	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,949)	(1,914)	(1,280)	0	0	0	0	0	0	0	0	0

GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	27,170	0	0	0	0	0	0	0	0	0

NET INCOME	4,408	4,911	30,775	3	1	0	2	6	0	0	0	0

COUSINS’ SHARE OF CPI/FSP I (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	3,180	3,415	2,463	2	0	0	1	3	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	(3)	2	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,180	3,412	2,465	2	0	0	1	3	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,062)	(1,044)	(691)	0	0	0	0	0	0	0	0	0
GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	12,353	0	0	0	0	0	0	0	0	0

NET INCOME	2,118	2,368	14,127	2	0	0	1	3	0	0	0	0

CHARLOTTE GATEWAY VILLAGE, LLC (GATEWAY VILLAGE) (100%):
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	21,126	21,023	20,997	5,254	5,256	5,265	5,264	21,039	5,240	5,277	5,263	15,780
INTEREST - 6.41%	(12,030)	(11,513)	(10,961)	(2,650)	(2,613)	(2,574)	(2,536)	(10,373)	(2,497)	(2,457)	(2,417)	(7,371)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	9,096	9,510	10,036	2,604	2,643	2,691	2,728	10,666	2,743	2,820	2,846	8,409

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(5,928)	(6,037)	(6,130)	(1,546)	(1,548)	(1,550)	(1,553)	(6,197)	(1,556)	(1,562)	(1,565)	(4,683)

NET INCOME	3,168	3,473	3,906	1,058	1,095	1,141	1,175	4,469	1,187	1,258	1,281	3,726

COUSINS’ SHARE OF GATEWAY VILLAGE (2) (3):
REVENUES LESS OPERATING EXPENSES	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	906
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,208	1,208	1,208	302	285	302	302	1,191	302	302	302	906
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(25)	(32)	(32)	(8)	(9)	(8)	(8)	(33)	(8)	(8)	(8)	(24)

NET INCOME	1,183	1,176	1,176	294	276	294	294	1,158	294	294	294	882

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

CRAWFORD LONG — CPI, LLC (100%):
RENTAL PROPERTY REVENUES LESS RENTAL OPERATING EXPENSES	3,454	5,431	6,139	1,686	1,768	1,767	1,712	6,933	1,766	1,789	1,825	5,380
INTEREST — 5.9%	0	(2,062)	(3,246)	(805)	(802)	(799)	(796)	(3,202)	(794)	(790)	(788)	(2,372)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	3,454	3,369	2,893	881	966	968	916	3,731	972	999	1,037	3,008

DEPRECIATION & AMORTIZATION OF REAL ESTATE	(1,530)	(2,507)	(2,598)	(691)	(699)	(697)	(707)	(2,794)	(709)	(709)	(709)	(2,127)

NET INCOME	1,924	862	295	190	267	271	209	937	263	290	328	881

COUSINS’ SHARE OF CRAWFORD LONG — CPI (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

REVENUES LESS OPERATING EXPENSES	1,728	2,717	3,071	843	884	884	856	3,467	883	896	912	2,691
INTEREST EXPENSE	0	(1,032)	(1,624)	(403)	(401)	(400)	(398)	(1,602)	(397)	(395)	(394)	(1,186)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,728	1,685	1,447	440	483	484	458	1,865	486	501	518	1,505
DEPRECIATION & AMORTIZATION OF REAL ESTATE	(802)	(1,306)	(1,352)	(358)	(362)	(361)	(366)	(1,447)	(367)	(367)	(367)	(1,101)

NET INCOME	926	379	95	82	121	123	92	418	119	134	151	404

905 JUNIPER, LLC (100%):
MULTI-FAMILY, NET OF COS	0	0	0	0	714	0	0	714	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	714	0	0	714	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	714	0	0	714	0	0	0	0

COUSINS’ SHARE OF 905 JUNIPER, LLC:					72%			72%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	514	0	0	514	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	514	0	0	514	0	0	0	0
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	514	0	0	514	0	0	0	0

50 BISCAYNE, LLC (100%):
MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	16,516	16,516	4,554	6,082	8,059	18,695
OTHER, NET	0	0	0	0	0	0	367	367	125	843	0	968
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	16,883	16,883	4,679	6,925	8,059	19,663

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	16,883	16,883	4,679	6,925	8,059	19,663

COUSINS’ SHARE OF 50 BISCAYNE, LLC:							40%	40%	40%	40%	40%	40%

MULTI-FAMILY SALES, NET OF COS	0	0	0	0	0	0	6,515	6,515	1,745	2,279	3,325	7,349
OTHER, NET	0	0	0	0	0	0	153	153	52	350	(339)	63
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	6,668	6,668	1,797	2,629	2,986	7,413
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	6,668	6,668	1,797	2,629	2,986	7,413

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

OTHER:
RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	1,848	0	0	0	0	0	0	0	0	0
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	1,848	0	0	0	0	0	0	0	0	0

DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	1,848	0	0	0	0	0	0	0	0	0

COUSINS’ SHARE OF OTHER (2):

REVENUES LESS OPERATING EXPENSES	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	0	0	0	0
OTHER, NET	0	0	924	0	0	310	5,204	5,514	90	0	0	90
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	924	0	0	310	5,204	5,514	90	0	0	90
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	924	0	0	310	5,204	5,514	90	0	0	90

COUSINS’ SHARE OF TEMCO ASSOCIATES (2):	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	2,074	3,201	5,336	727	556	1,811	998	4,092	3,877	785	284	4,946
INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(37)	(37)	(36)	(110)
OTHER, NET	(125)	(64)	(6)	(45)	96	44	10	105	11	104	33	148
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	1,949	3,137	5,195	644	613	1,817	971	4,045	3,851	852	281	4,984
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	(88)	(29)	(28)	(29)	(28)	(114)	(29)	(29)	(29)	(87)

NET INCOME	1,949	3,137	5,107	615	585	1,788	943	3,931	3,822	823	252	4,897

COUSINS’ SHARE OF CL REALTY, LLC (2):		50%	50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	701	3,457	1,119	1,174	2,846	3,913	9,052	2,251	1,272	1,152	4,675
OTHER, NET	0	(94)	(220)	(51)	(4)	(42)	(53)	(150)	(48)	(54)	49	(53)

FUNDS FROM OPERATIONS	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	1,201	4,622
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	607	3,237	1,068	1,170	2,804	3,860	8,902	2,203	1,218	1,201	4,622

COUSINS’ SHARE OF PINE MOUNTAIN BUILDERS, LLC (2):			50%	50%	50%	50%	50%	50%	50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	398	215	128	217	165	725	125	311	181	617
OTHER, NET	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	398	215	128	217	165	725	125	311	181	617
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	398	215	128	217	165	725	125	311	181	617

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)

JOINT VENTURES	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

COUSINS’ SHARE OF HANDY ROAD ASSOCIATES, LLC (2):									50%	50%	50%	50%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0	0	0
INTEREST EXPENSE	0	0	0	0	0	0	0	0	(138)	0	0	(138)
OTHER, NET	0	0	0	0	0	0	0	0	(21)	(39)	(26)	(86)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	0	0	0	0	0	0	0	0	0

FUNDS FROM OPERATIONS	0	0	0	0	0	0	0	0	(159)	(39)	(26)	(224)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	0	0	0	0	0	0	0	0	0

NET INCOME	0	0	0	0	0	0	0	0	(159)	(39)	(26)	(224)

COUSINS’ SHARE OF VERDE GROUP, LLC (2):				8%	5.18%	4.99%	4.94%	4.94%	5%	4.91%	3.00%	3.00%

RESIDENTIAL LOT AND TRACT SALES, NET OF COS	0	0	0	0	0	0	0	0	0	0		0
OTHER, NET	0	0	0	(116)	(115)	(147)	(105)	(483)	(118)	(6)	(90)	(214)
DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0		0

FUNDS FROM OPERATIONS	0	0	0	(178)	(115)	(147)	(105)	(545)	(118)	(6)	(90)	(214)
DEPRECIATION & AMORTIZATION OF REAL ESTATE	0	0	0	(56)	(117)	(121)	(145)	(439)	(175)	(178)	(114)	(467)

NET INCOME	0	0	0	(234)	(232)	(268)	(250)	(984)	(293)	(184)	(204)	(681)

COUSINS PROPERTIES INCORPORATED
NET INCOME AND FUNDS FROM OPERATIONS — SUPPLEMENTAL DETAIL
(in thousands, except per share amounts, percentages and ratios)
FOOTNOTES

(1)	See corresponding reconciliations (identified with capital letters preceding the item descriptions) in Reconciliations of Non-GAAP Financial Measures.

(2)	Cousins’ share of income from unconsolidated joint ventures has been adjusted in certain instances for elimination of inter-company activities and depreciation on Cousins’ investment in joint ventures.

(3)	The Company recognizes a preferred return on its equity in Gateway Village. See Note 4 to “Notes to Consolidated Financial Statements” included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

(4)	FFO Available to Common Stockholders, excluding loss on extinguishment of debt excludes the effect of the mark-to-market loss adjustment resulting from the CP Venture Five, LLC transaction during the second quarter 2006 and the loss incurred in defeasing the note associated with the sale of Bank of America Plaza during the third quarter 2006. The Company views the charges as components of the sale or exchange of real estate and therefore believes the losses should be excluded from the FFO calculation. See further detail in Discussion of Non-GAAP Financial Measures herein.

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of SEPTEMBER 30, 2006
($ in thousands)

									Actual or
	Company		Total	Leased GLA (%)			Cousins’	Cousins’	Projected Dates
	Owned		Project	Total Project	Cousins’	Approximate	Share of	Investment	for Completion and
Project	GLA (2)		GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 9/30/06	Fully Operational/Sold
OFFICE/MULTI-FAMILY

Terminus 100	652,000		652,000	61% (4)	100%	$170,400	$170,400	$98,967	const. - 2Q-07
(Atlanta, GA)									fully operational 2Q-08

191 Peachtree Tower (5)	1,211,000		1,211,000	54%	100%	231,500	231,500	153,200	purchase - 3Q-06
(Atlanta, GA)									fully operational 4Q-10

50 Biscayne (6)	529 units (6)		529 units	N/A	40%	161,500	64,600	37,808	const. - 3Q-07
(Miami, FL)									fully sold 1Q-08

TOTAL OFFICE/MULTI-FAMILY	1,863,000		1,863,000			563,400	466,500	289,975

RETAIL
The Avenue Carriage Crossing (Suburban Memphis, TN)
Phase I	492,000		692,000	93%	100% (7)				const. - 4Q-05
									fully operational 4Q-06
Phase I — Expansion	51,000		51,000	0%	100%				const. - 3Q-08
									fully operational 1Q-09
Phase II	20,000	(9)	41,000	0%	100%				const. - 4Q-07
									fully operational 2Q-08

Total — Avenue Carriage Crossing	563,000		784,000			103,600	101,100	91,695

The Avenue Webb Gin (Suburban Atlanta, GA)
Phase I	359,000		359,000	62%	100%				const. - 2Q-07 (8)
									fully operational 3Q-07 (8)
Phase II	22,000		22,000	0%	100%				const. - 2Q-08
									fully operational 3Q-08

Total — Webb Gin	381,000		381,000			84,000	84,000	63,631

San Jose MarketCenter	218,000		361,000	90%	100%	84,100	84,100	80,054	const. - 2Q-07

(San Jose, CA)									fully operational 2Q-07

Avenue Murfreesboro (Murfreesboro, TN)
Phases I and II	689,000		689,000	42%	50%				const. - 4Q-07
									fully operational 4Q-08
Phase III	30,000		30,000	0%	50%				const. - 2Q-08
									fully operational 1Q-09
Phase IV	28,000		28,000	0%	50%				const. - 4Q-09
									fully operational 1Q-10
Phase V	58,000		58,000	0%	50%				const. - 1Q-10
									fully operational 4Q-10

Total — Murfreesboro	805,000		805,000			153,000	76,500	12,171

TOTAL RETAIL	1,967,000		2,331,000			424,700	345,700	247,551

COUSINS PROPERTIES INCORPORATED
DEVELOPMENT PIPELINE (1)
As of SEPTEMBER 30, 2006
($ in thousands)

									Actual or
	Company	Total	Leased GLA (%)			Cousins’	Cousins’		Projected Dates
	Owned	Project	Total Project	Cousins’	Approximate	Share of	Investment		for Completion and
Project	GLA (2)	GLA (3)	(fully executed)	Ownership %	Total Cost	Total Cost	@ 9/30/06		Fully Operational/Sold
INDUSTRIAL
King Mill Distribution Park (Suburban Atlanta, GA)
Building 3 A	417,000	417,000	75%	75%	$14,000	$10,700	$10,182		const. - 2Q-06
									fully operational 4Q-06

Building 3 B	379,000	379,000	0%	75%	11,000	8,250	6,017		const. - 4Q-06
									fully operational 2Q-07

Jefferson Mill Distribution Center (Suburban Atlanta, GA)
Building A	459,000	459,000	0%	75%	14,900	11,175	2,567		const. - 3Q-06
									fully operational 4Q-07

Lakeside Ranch Business Park
(Dallas, TX)	749,000	749,000	47%	97%	26,400	25,476	6,692		const. - 3Q-06
Building 20									fully operational 4Q-07

TOTAL INDUSTRIAL	2,004,000	2,004,000			66,300	55,601	25,458

Accumulated Depreciation on Partially Operational Properties	—	—			—	—	(5,232)

TOTAL PORTFOLIO	5,834,000	6,198,000			$1,054,400	$867,801	$557,752	(10)

(1)	This schedule includes all Office/Multi-Family, Retail and Industrial projects under construction from the commencement of construction until the projects become fully operational pursuant to accounting principles generally accepted in the United States. Residential projects are included on a separate schedule in this package Amounts included in the total cost column represent the estimated costs upon completion of the project and achievement of fully operational status. Significant estimation is required to derive these costs and the final costs may differ from these estimates. The projected dates for completion and fully operational status shown above are estimates and are subject to change as the projects proceed through the development process.

(2)	Company owned GLA includes square footage owned either directly by the Company or by a joint venture in which the Company is a partner.

(3)	Total project GLA includes anchor stores who may own their own property and other non-owned property contained within the named development.

(4)	Leased square footage includes a lease with the Company of 47,000 square feet, which the Company expects to terminate.

(5)	191 Peachtree Tower was purchased in 2006 and is under redevelopment and repositioning. It is treated as a development property for the purpose of this schedule, although it is considered to be an operating property for GAAP purposes.

(6)	94% of the units at 50 Biscayne are under non-cancelable third party contracts, 4% of the units are under cancelable contracts, and the remaining 2% of the units are under non-cancelable contracts to the Company’s partner in the venture.

(7)	A third party contributed $2.5 million of equity to the entity and will share in the results of operations and any gain on sale of the property.

(8)	The Avenue Webb Gin Phase 1 opened in two different months - the South side in August 2006 and the North side in October 2006.

(9)	Company owned GLA decreased during the quarter as a result of the sale of a hotel tract at this project to a third party.

(10)	Reconciliation to Consolidated Balance Sheet

Total Cousins’ Investment per above schedule	$557,752
Less: Operating Property Under redevelopment/repositioning	(153,200)
Less: Unconsolidated Projects
50 Biscayne	(37,808)
Avenue Murfreesboro	(12,171)
Add: 905 Juniper costs on 1 unsold unit	303
Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 A	3,126
Add: Weeks 25% interest in King Mill Distribution Park- Bldg 3 B	2,005
Add: Weeks 25% interest in Jefferson Mill Distribution Center Bldg A	856
Add: Seefried 3% interest in Lakeside Ranch — Bldg 20	243

Consolidated projects under development per balance sheet	$361,106

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2006

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description		Area	State	Square Feet	Interest	6/30/2006	9/30/2006
I.	OFFICE OPERATING PROPERTIES
	Gateway Village	Charlotte	North Carolina	1,065,000	50.00%	100%	100%
	Inforum	Atlanta	Georgia	994,000	100.00%	87%	98%
	Emory Crawford Long Medical Office Tower	Atlanta	Georgia	358,000	50.00%	99%	100%
	One Georgia Center	Atlanta	Georgia	345,000	88.50%	43%	45%
	Ten Peachtree Place	Atlanta	Georgia	259,000	50.00%	100%	87%
	The Points at Waterview	Dallas	Texas	203,000	100.00%	99%	99%
	Lakeshore Park Plaza (a)	Birmingham	Alabama	193,000	100.00%	65%	72%
	3100 Windy Hill Road	Atlanta	Georgia	188,000	100.00%	100%	100%
	Meridian Mark Plaza	Atlanta	Georgia	160,000	100.00%	100%	100%
	555 North Point Center East	Atlanta	Georgia	152,000	100.00%	92%	92%
	Grandview II	Birmingham	Alabama	149,000	11.50%	92%	92%
	333 North Point Center East	Atlanta	Georgia	130,000	100.00%	77%	79%
	200 North Point Center East	Atlanta	Georgia	129,000	100.00%	70%	70%
	100 North Point Center East	Atlanta	Georgia	128,000	100.00%	88%	89%
	600 University Park Place (a)	Birmingham	Alabama	123,000	100.00%	73%	75%
	Galleria 75	Atlanta	Georgia	114,000	100.00%	79%	79%
	3301 Windy Ridge Parkway	Atlanta	Georgia	107,000	100.00%	42%	42%
	Cosmopolitan Center	Atlanta	Georgia	102,000	100.00%	N/A	69%
	Presbyterian Medical Plaza at University	Charlotte	North Carolina	69,000	11.50%	100%	100%
	AtheroGenics	Atlanta	Georgia	51,000	100.00%	100%	100%
	Inhibitex	Atlanta	Georgia	51,000	100.00%	100%	100%

	Total Office Operating Portfolio			5,070,000			87%

	OFFICE DEVELOPMENT/REDEVELOPMENT PROPERTIES (b)
	Terminus 100	Atlanta	Georgia	652,000	100.00%	54%	61	%(c)
	191 Peachtree Tower (d)	Atlanta	Georgia	1,211,000	100.00%	N/A	54%

	Total Office Development/Redevelopment Properties			1,863,000

	TOTAL OFFICE, OPERATING AND DEVELOPMENT/REDEVELOPMENT			6,933,000

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE
As of September 30, 2006

						Percent Leased
					Company’s	(Fully Executed)
		Metropolitan		Rentable	Ownership	Prior Quarter	Current Quarter
Property Description		Area	State	Square Feet	Interest	6/30/2006	9/30/2006
II.	RETAIL OPERATING PROPERTIES
	North Point MarketCenter	Atlanta	Georgia	401,000	11.50%	100%	100%
	Greenbrier MarketCenter	Chesapeake	Virginia	376,000	11.50%	100%	100%
	The Avenue of the Peninsula	Rolling Hills Estates	California	373,000	100.00%	88%	88%
	The Avenue Viera (a)	Viera	Florida	332,000	31.17%	87%	91%
	The Avenue East Cobb	Atlanta	Georgia	231,000	31.17%	100%	100%
	The Avenue West Cobb	Atlanta	Georgia	205,000	31.17%	97%	100%
	The Avenue Peachtree City	Atlanta	Georgia	182,000	31.17%	98%	98%
	Los Altos MarketCenter	Long Beach	California	157,000	11.50%	100%	100%
	Mansell Crossing Phase II	Atlanta	Georgia	103,000	11.50%	100%	100%
	Viera MarketCenter (a)	Viera	Florida	96,000	31.17%	97%	100%

	Total Retail Operating Properties			2,456,000			93%

	RETAIL DEVELOPMENT PROPERTIES (b)
	The Avenue Carriage Crossing (a)	Memphis	Tennessee	563,000	100.00%	90%	91%
	The Avenue Murfreesboro (e)	Murfreesboro	Tennessee	805,000	50.00%	N/A	42%
	The Avenue Webb Gin	Atlanta	Georgia	381,000	100.00%	57%	62%
	San Jose MarketCenter	San Jose	California	218,000	100.00%	77%	84%
	Viera MarketCenter Expansion (a)	Viera	Florida	82,000	31.17%	73%	85%
	The Avenue West Cobb Expansion	Atlanta	Georgia	46,000	31.17%	94%	94%

	Total Retail Development Properties			2,095,000

	TOTAL RETAIL, OPERATING AND DEVELOPMENT			4,551,000

III.	INDUSTRIAL DEVELOPMENT PROPERTIES (b)
	Lakeside Ranch Business Park — Building 20 (f)	Dallas	Texas	749,000	96.50%	N/A	47%
	Jefferson Mill Business Park — Building A	Atlanta	Georgia	459,000	75.00%	N/A	0%
	King Mill Distribution Park — Building 3A	Atlanta	Georgia	417,000	75.00%	69%	75%
	King Mill Distribution Park — Building 3B	Atlanta	Georgia	379,000	75.00%	N/A	0%

	Total Industrial Development Properties			2,004,000

	TOTAL PORTFOLIO OPERATING AND DEVELOPMENT			13,488,000

	TOTAL OPERATING PORTFOLIO PERCENT LEASED						88	%(g)

COUSINS PROPERTIES INCORPORATED
PORTFOLIO LISTING
BY PROPERTY TYPE & GEOGRAPHICAL CONCENTRATION
As of September 30, 2006

		Company	Weighted	Percent Leased -
		Share of	Portfolio	Fully Executed
	Rentable	Rentable	Ownership	Excludes
	Square Feet	Square Feet (e)%		Development Properties
SUMMARY BY TYPE
Office	6,933,000	5,859,000	61%	87%
Retail	4,551,000	2,423,000	25%	93%
Industrial	2,004,000	1,380,000	14%	N/A

TOTAL	13,488,000	9,662,000	100%	88	%(g)

SUMMARY BY STATE
Georgia	7,935,000	6,086,000	63%	87%
North Carolina	1,134,000	540,000	6%	100%
California	748,000	609,000	6%	88%
Texas	952,000	926,000	10%	99%
Tennessee	1,368,000	966,000	10%	N/A
Florida	510,000	159,000	2%	93%
Alabama	465,000	333,000	3%	74%
Virginia	376,000	43,000	0%	100%

	13,488,000	9,662,000	100%	88	%(g)

(a)	These projects are owned either (1) through a joint venture with a third party providing a participation in operations and/or on sale of the property or (2) subject to a contract with a third party who has a participation in operations and/or on sale of the property, even though they may be shown as 100% owned.

(b)	Under construction and/or in lease up.

(c)	Percent leased includes lease with the company of 47,000 square feet.

(d)	Operating property purchased with intent to redevelop and reposition.

(e)	Total square footage for these properties includes anticipated expansions; however, the percent leased excludes the expansions.

(f)	These projects are owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

(g)	Total leased percentage (weighted by ownership) of completed projects excluding projects under construction and/or in lease-up.

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY INFORMATION

	Third Quarter 2006 vs			Nine Months
	Second Quarter 2006			2006 vs 2005
	Office	Retail	Total	Office	Retail	Total
Adjusted Rental Property Revenues(1) less Operating Expenses	-1.6%	-4.0%	-2.4%	0.8%	2.0%	1.2%

Cash Basis Rental Property Revenues(2) less Operating Expenses	0.5%	-2.5%	-0.6%	2.2%	2.3%	2.2%

Note: The following properties are included in the same property portfolio:	Office

	3100 Windy Hill Road	Grandview II
	3301 Windy Ridge Parkway	Presbyterian Medical Plaza
	100 Northpoint Center East	Ten Peachtree Place
	200 Northpoint Center East	Gateway Village
	333 Northpoint Center East	Emory Crawford Long Medical Office Tower
	555 Northpoint Center East	Meridian Mark Plaza
	Lakeshore Park Plaza	Galleria 75
	Inforum	Sono Renaissance
	600 University Park Place	Inhibitex (2Q to 3Q only)
The Points at Waterview
One Georgia Center
AtheroGenics

Retail

	The Avenue East Cobb	Mansell Crossing Phase II
	The Avenue of the Peninsula	Greenbrier MarketCenter
	The Avenue Peachtree City	Los Altos MarketCenter
	The Avenue West Cobb	The Avenue Viera (2Q to 3Q only)
	Northpoint MarketCenter	Viera MarketCenter (2Q to 3Q only)

(1)	Adjusted Rental Property Revenues is Total Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees and inter-company activities.

(2)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above and below market leases.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2006
OFFICE
As of September 30, 2006, the Company’s office portfolio included 21 commercial office buildings, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these office buildings was approximately seven years as of September 30, 2006. Most of the major tenant leases in these buildings provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total
Total (including Company’s % share of Joint Venture Properties):
Square Feet Expiring(1)	213,458	142,859	238,241	451,825	167,949	317,918	222,088	445,505	119,736	1,176,369	3,495,948
% of Leased Space	6%	4%	7%	13%	5%	9%	6%	13%	3%	34%	100%
Annual Contractual Rent (000’s)(2)	$3,304	$1,950	$3,763	$7,004	$2,657	$4,679	$3,524	$7,927	$2,534	$23,767	$61,109
Annual Contractual Rent/Sq. Ft.(2)	$15.48	$13.65	$15.79	$15.50	$15.82	$14.72	$15.87	$17.79	$21.17	$20.20	$17.48

Wholly Owned:
Square Feet Expiring(1)	211,564	96,471	213,040	418,597	146,984	291,211	169,389	311,535	114,942	537,009	2,510,742 (3)
% of Leased Space	8%	4%	8%	17%	6%	12%	7%	12%	5%	21%	100%
Annual Contractual Rent (000’s)(2)	$3,270	$1,421	$3,423	$6,489	$2,340	$4,269	$2,516	$5,459	$2,423	$11,407	$43,017
Annual Contractual Rent/Sq. Ft.(2)	$15.46	$14.73	$16.07	$15.50	$15.92	$14.66	$14.85	$17.52	$21.08	$21.24	$17.13

Joint Venture:
Square Feet Expiring(1)	2,140	90,789	67,202	69,269	70,057	40,947	130,848	259,810	9,587	1,270,320	2,010,969 (4)
% of Leased Space	0%	5%	3%	3%	3%	2%	7%	13%	1%	63%	100%
Annual Contractual Rent (000’s)(2)	$39	$1,280	$1,099	$1,178	$1,101	$719	$2,600	$4,841	$223	$24,634	$37,715
Annual Contractual Rent/Sq. Ft.(2)	$18.26	$14.10	$16.35	$17.01	$15.72	$17.55	$19.87	$18.63	$23.30	$19.39	$18.75

(1)	Where a tenant has the option to cancel its lease without penalty, the lease expiration date used in the table above reflects the cancellation option date rather than the ease expiration date.

(2)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable. If the lease does not provide for pass through of such operating expense reimbursements, an estimate of operating expenses is deducted from the rental rate shown. The contractual rental rate shown is the estimated rate in the year of expiration.

(3)	Rentable square feet leased as of September 30, 2006 out of approximately 2,825,000 total rentable square feet.

(4)	Rentable square feet leased as of September 30, 2006 out of approximately 2,245,000 total rentable square feet.

COUSINS PROPERTIES INCORPORATED
SQUARE FEET EXPIRING
As of September 30, 2006
RETAIL
As of September 30, 2006, the Company’s retail portfolio included ten retail properties, excluding all properties currently under development and/or in lease-up. The weighted average remaining lease term of these retail properties was approximately nine years as of September 30, 2006. Most of the major tenant leases in these retail properties provide for pass through of operating expenses and contractual rents which escalate over time. The leases expire as follows:

										2015 &
	2006	2007	2008	2009	2010	2011	2012	2013	2014	Thereafter	Total
Total (including only Company’s % share of Joint Venture Properties):
Square Feet Expiring	9,999	32,692	24,563	47,098	89,849	63,649	59,797	43,056	69,801	321,474	761,978
% of Leased Space	1%	4%	3%	6%	12%	9%	8%	6%	9%	42%	100%
Annual Contractual Rent (000’s)(1)	$97	$597	$597	$1,201	$2,337	$1,363	$1,344	$1,109	$1,794	$6,077	$16,516
Annual Contractual Rent/Sq. Ft.(1)	$9.74	$18.27	$24.32	$25.50	$26.01	$21.41	$22.47	$25.75	$25.70	$18.90	$21.67

Wholly Owned:
Square Feet Expiring	8,366	15,998	6,866	31,637	42,574	17,693	11,721	16,809	16,532	158,725	326,921 (2)
% of Leased Space	3%	5%	2%	10%	13%	5%	4%	5%	5%	48%	100%
Annual Contractual Rent (000’s)(1)	$68	$181	$208	$822	$1,318	$456	$352	$400	$594	$3,324	$7,723
Annual Contractual Rent/Sq. Ft.(1)	$8.13	$11.33	$30.26	$25.99	$30.95	$25.79	$30.00	$23.80	$35.95	$20.94	$23.62

Joint Venture:
Square Feet Expiring	14,199	76,010	64,551	80,208	211,904	301,506	283,787	91,783	213,108	712,872	2,049,928 (3)
% of Leased Space	1%	4%	3%	4%	10%	15%	14%	4%	10%	35%	100%
Annual Contractual Rent (000’s)(1)	$256	$1,855	$1,398	$1,728	$4,107	$4,944	$5,056	$2,402	$4,481	$12,065	$38,292
Annual Contractual Rent/Sq. Ft.(1)	$18.01	$24.40	$21.66	$21.55	$19.38	$16.40	$17.82	$26.18	$21.03	$16.92	$18.68

(1)	Annual Contractual Rent excludes the operating expense reimbursement portion of the rent payable and any percentage rents due. The contractual rental rate shown is the estimated rate in the year of expiration.

(2)	Gross leasable area leased as of September 30, 2006 out of approximately 373,000 total gross leasable area.

(3)	Gross leasable area leased as of September 30, 2006 out of approximately 2,083,000 total gross leasable area.

COUSINS PROPERTIES INCORPORATED
TOP 25 LARGEST TENANTS
BASED ON SQUARE FEET
As of September 30, 2006

		Percentage of Total Portfolio	Average Remaining
	Tenant (1)	at the Company's Share (2)	Lease Term (Years)
1.	Bank of America	11.1%	9.3
2.	American Cancer Society	5.7%	15.0
3.	IBM	3.9%	0.2
4.	BellSouth	2.9%	3.0
5.	Georgia Lottery Corporation	2.7%	6.8
6.	Internap Network Services	2.5%	13.6
7.	AGL Services Company	2.4%	6.5
8.	Bombardier Aerospace Corporation	2.0%	6.4
9.	Emory University	1.6%	10.4
10.	Turner Broadcasting System, Inc.	1.2%	4.7
11.	Sapient Corporation	1.2%	2.7
12.	Regal Cinemas, Inc.	1.2%	8.6
13.	KIDS II, Inc.	1.1%	9.3
14.	Inhibitex	1.1%	8.5
15.	AtheroGenics	1.1%	2.4
16.	US South Communications	1.1%	4.7
17.	Northside Hospital	1.0%	6.7
18.	Indus International, Inc.	0.9%	5.5
19.	The Gap Inc.	0.9%	3.1
20.	Southern Communications Services	0.9%	4.3
21.	Global Crossing Telecommunications	0.8%	1.9
22.	Merrill Lynch	0.7%	7.8
23.	MCI Worldcom	0.7%	3.6
24.	Schweitzer-Mauduit International	0.7%	5.8
25.	Scottish Rite Children’s Medical Group	0.7%	6.3

	Total leased square feet of Top 25 Largest Tenants	50.1%	5.3

(1)	In some cases, the actual tenant may be an affiliate of the entity shown.

(2)	Percentages are based on square footage of operating properties only, and thus exclude properties under development, held for redevelopment and properties in the lease-up stage.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2006

		Company’s		Developable		Cost
		Ownership		Land Area	Year	Basis
Description and Location	Zoned Use	Interest		(Acres)	Acquired	($000)(2)
North Point
Suburban Atlanta, GA	Mixed Use	100%		80	1970–1985	$6,262

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	100%		27	1971–1989	1,389

King Mill Distribution Park
Suburban Atlanta, GA	Industrial	100	% (3)	140	2005	11,683

Land Adjacent to The Avenue Carriage Crossing
Memphis, TN	Retail and Commercial	100	% (4)	41	2004	4,898

Round Rock/Austin, Texas Land
Austin, TX	Retail and Commercial	100%		45	2005	12,971

The Lakes at Cedar Grove (4)
Suburban Atlanta, GA	Mixed Use	100%		10	2002	—	(5)

Terminus
Atlanta, GA	Mixed Use	100%		6	2005	22,456

505 & 511 Peachtree Street
Atlanta, GA	Mixed Use	100%		1	2004	3,389

615 Peachtree Street
Atlanta, GA	Mixed Use	100%		2	1996	7,562

Jefferson Mill Business Park
Suburban Atlanta, GA	Industrial and Commercial	100	% (3)	277	2006	13,932

Lakeside Ranch Business Park (6)
Dallas, TX	Industrial and Commercial	95	% (6)	51	2006	6,214

Palisades
Austin, TX	Office and Commercial	100%		22	2006	12,254

Land Adjacent to The Avenue Webb Gin
Suburban Atlanta, GA	Commercial and Institutional	100%		6	2005	935

Land Adjacent to The Avenue Viera
Viera, FL	Retail and Commercial	100%		2	2003	714

TOTAL CONSOLIDATED LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT						$104,659

CL REALTY TRACTS (5)
Summer Creek Ranch
Forth Worth, TX	Residential and Mixed Use	50%		374	2002	$—	(5)

Long Meadow Farms
Houston, TX	Residential and Mixed Use	19%		134	2002	—	(5)

Summer Creek
Rosenberg, TX	Commercial	50%		37	2005	—	(5)

COUSINS PROPERTIES INCORPORATED
INVENTORY OF LAND HELD FOR INVESTMENT OR FUTURE DEVELOPMENT
(excluding Building Pads (1))
As of September 30, 2006

		Company’s	Developable		Cost
		Ownership	Land Area	Year	Basis
Description and Location	Zoned Use	Interest	(Acres)	Acquired	($000)(2)
Summer Lakes
Rosenberg, TX	Commercial	50%	9	2003	—	(5)

Village Park
McKinney, TX	Residential	50%	7	2003–2005	—	(5)

Padre Island
Corpus Christi, TX	Residential and Mixed Use	50%	15	2005	11,539

TEMCO TRACTS (5)
Seven Hills at Bentwater
Suburban Atlanta, GA	Residential and Mixed Use	50%	90	2002–2005	—	(5)

Happy Valley
Suburban Atlanta, GA	Residential	50%	213	2003	1,858

Paulding County
Suburban Atlanta, GA	Residential and Mixed Use	50%	6,481	2005	14,726

OTHER JOINT VENTURES
Handy Road Associates, LLC
Suburban Atlanta, GA	Large Lot Residential	50%	1,187	2004	5,295

Wildwood Office Park
Suburban Atlanta, GA	Office and Commercial	50%	32	1971–1989	21,875

Austin Research Park
Austin, TX	Commercial	50%	6	1998	3,478

Total Acres			9,295

(1)	The following properties include adjacent building pads. The aggregate cost of these pads is included in Operating Properties in the Company’s consolidated financial statements or the applicable joint venture’s financial statements. The square footage of potential office buildings which could be built on the land is as follows:

	Ownership Interest	Square Footage
Ten Peachtree Place	50%	400,000
One Georgia Center	88.5%	300,000
The Points at Waterview	100%	60,000

(2)	For consolidated properties, reflects the Company’s basis. For joint venture properties, reflects the venture basis.

(3)	Weeks Properties Group, LLC has the option to invest up to 25% of project equity of the future industrial development on a portion of this land.

(4)	This project is consolidated but owned through a joint venture with a third party or through a wholly-owned entity in which a third party has a participation.

(5)	Residential communities with adjacent land that is intended to be sold to third parties in large tracts for residential, multi-family or commercial development. The basis of these tracts as well as lot inventory are included on the Inventory of Residential Lots Under Development schedule.

(6)	These projects are owned through a joint venture with a third party who has contributed equity but the equity ownership and the allocation of the results of operations and/or gain on sale may be disproportionate to the equity ownership.

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
Cousins Real Estate Corporation (100% owned)
The Lakes at Cedar Grove (3)	2001	11	906	26	15	89	657	249	$5,828
Fulton County
Suburban Atlanta, GA
Blalock Lakes	2006	9	399	—	—	—	—	399	15,205
Coweta County
Newnan, GA
Longleaf at Callaway (4)	2002	5	138	23	1	7	115	23	1,868
Harris County
Pine Mountain, GA
River’s Call	1999	10	107	18	1	8	89	18	1,100
East Cobb County
Suburban Atlanta, GA

Total 100% owned			1,550	67	17	104	861	689	24,001

Temco Associates (50% owned) (5)
Bentwater	1998	9	1,676	114	2	32	1,562	114	3,323
Paulding County
Suburban Atlanta, GA
The Georgian (75% owned)	2003	10	1,386	270	4	25	278	1,108	18,996
Paulding County
Suburban Atlanta, GA
Seven Hills at Bentwater	2003	7	1,079	150	36	146	510	569	14,050
Paulding County
Suburban Atlanta, GA
Happy Valley	2004	2	110	—	—	110	110	—	—
Paulding County
Suburban Atlanta, GA
Harris Place	2004	4	27	12	—	1	15	12	782
Paulding County
Suburban Atlanta, GA

Total Temco			4,278	546	42	314	2,475	1,803	37,151

CL Realty, LLC (50% owned) (5)
Long Meadow Farms (37.5% owned)	2003	10	2,712	177	62	117	404	2,308	25,603
Fort Bend County
Houston, TX
Summer Creek Ranch	2003	9	2,445	98	30	109	772	1,673	20,751
Tarrant County
Fort Worth, TX
Bar C Ranch	2004	8	1,181	57	26	81	120	1,061	7,810
Tarrant County
Forth Worth, TX
Summer Lakes	2003	5	1,144	19	—	—	294	850	7,095
Fort Bend County
Rosenberg, TX

COUSINS PROPERTIES INCORPORATED
INVENTORY OF RESIDENTIAL LOTS UNDER DEVELOPMENT
As of September 30, 2006

		Estimated	Estimated	Developed	Lots Sold	Lots Sold	Total	Remaining
	Year	Project Life	Total Lots to	Lots in	in Current	Year to	Lots	Lots to be	Cost
Description	Commenced	(In Years)	be Developed (1)	Inventory	Quarter	Date	Sold	Sold	Basis (2)
CL Realty, LLC, continued
Southern Trails (80% owned)	2005	6	1,059	52	—	63	162	897	$21,688
Brazoria County
Pearland, TX
Village Park (6)	2003	4	569	71	43	100	285	284	9,044
Collin County
McKinney, TX
Summer Creek	2005	3	525	—	—	—	—	525	6,229
Fort Bend County
Rosenberg, TX
Stonewall Estates (50% owned)	2005	5	386	—	—	—	—	386	7,071
Bexar County
San Antonio, TX
Manatee River Plantation	2003	5	457	133	—	57	324	133	4,356
Manatee County
Tampa, FL
Stillwater Canyon	2003	5	336	47	13	47	184	152	2,829
Dallas County
DeSota, TX
Creekside Oaks	2003	5	301	176	—	—	125	176	5,026
Manatee County
Bradenton, FL
Blue Valley (25% owned)	2005	3	197	4	8	24	24	173	25,423
Cherokee & Fulton Counties
Alpharetta, GA
Village Park North (6)	2005	4	194	61	17	17	17	177	3,574
Collin County
McKinney, TX
Bridle Path Estates	2004	7	87	—	—	—	—	87	4,145
Hillsborough County
Tampa, FL
West Park	2005	3	82	—	21	21	21	61	358
Cobb County
Suburban Atlanta, GA
Stonebridge (7)	2003	4	360	—	—	68	360	—	—
Coweta County
Newnan, GA

Total CL Realty			12,035	895	220	704	3,092	8,943	151,002

Total			17,863	1,508	279	1,122	6,428	11,435	$212,154

Company Share of Total			8,247	692	125	516	3,248	4,951	94,232

Company Weighted Average Ownership			46%	46%	45%	46%	51%	43%	44%

(1)	This estimate represents the total projected development capacity for a development on both owned land and land expected to be purchased for further development. The numbers shown include lots currently developed or to be developed over time, based on management’s current estimates, and lots sold to date from inception of development.

(2)	Includes cost basis of land tracts as detailed on the Inventory of Land Held for Investment or Future Development schedule.

(3)	A third party has a participation in this project after certain thresholds are met.

(4)	Longleaf at Callaway lots are sold to a home building venture, of which Cousins Real Estate Corporation (“CREC”) is a joint venture partner. As a result of this relationship, the Company recognizes profits when houses are built and sold, rather than at the time lots are sold, as is the case with the Company’s other residential developments. As of September 30, 2006, 102 houses have been sold.

(5)	CREC owns 50% of Temco Associates and CL Realty, LLC. See the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 for a description of Temco Associates and CL Realty, LLC.

(6)	CL Realty purchased the partner’s interest in Village Park and Village Park North on July 31, 2006. Prior to this date, CL Realty owned 60% and 75%, respectively, of the projects.

(7)	The Company owned a 10% interest in Stonebridge, which it sold on July 18, 2006 and no longer has an ownership interest.

COUSINS PROPERTIES INCORPORATED
DEBT OUTSTANDING
As of September 30, 2006

					Company’s	Company’s	Total	Weighted
	Total	Ownership	Maturity	Rate end of	Share	Share	Company	Average Years
Description (Interest Rate Base, if not fixed)	Debt	Percentage	Date	Quarter	Recourse	Non- Recourse (1)	Share	to Maturity
CONSOLIDATED DEBT
CORPORATE CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	$110,100	100%	3/7/2010	6.12%	$110,100		$110,100
CONSTRUCTION CREDIT FACILITY, UNSECURED (LIBOR + 0.8%-1.30%)	55,400	100%	3/7/2010	6.12%	55,400		55,400
333/555 NORTH POINT CENTER EAST	29,741	100%	11/1/2011	7.00%	29,741		29,741
MERIDIAN MARK PLAZA	23,698	100%	9/1/2010	8.27%		23,698	23,698
100/200 NORTH POINT CENTER (INTEREST ONLY UNTIL 12/31/06)	22,365	100%	8/1/2007	7.86%		22,365	22,365
600 UNIVERSITY PARK	13,215	100%	8/10/2011	7.38%		13,215	13,215
LAKESHORE PARK PLAZA	9,153	100%	11/1/2008	6.78%		9,153	9,153
KING MILL PROJECT I (INTEREST ONLY)(2)	2,608	75%	8/30/2008	9.00%		2,608	2,608
KING MILL PROJECT I (INTEREST ONLY)(2)	1,511	75%	9/26/2009	9.00%		1,511	1,511
JEFFERSON MILL PROJECT I (INTEREST ONLY)(2)	533	75%	9/13/2009	9.00%		533	533
THE POINTS AT WATERVIEW	18,271	100%	1/1/2016	5.66%		18,271	18,271
VARIOUS	441	100%	VARIOUS	VARIOUS	105	336	441

TOTAL CONSOLIDATED	287,036			6.67%	195,346	91,690	287,036	3.8

UNCONSOLIDATED DEBT
EMORY CRAWFORD LONG MEDICAL OFFICE TOWER	52,607	50%	6/1/2013	5.90%		26,304	26,304
TEN PEACHTREE PLACE	28,964	50%	4/1/2015	5.39%		14,482	14,482
HANDY ROAD ASSOCIATES (PRIME +.5%)	3,204	50%	11/2/2007	8.75%		1,602	1,602
PINE MOUNTAIN BUILDERS (PRIME)	831	50%	12/13/2006	8.25%		416	416
AVENUE EAST COBB	39,659	31%	8/1/2010	8.39%		12,294	12,294
CF MURFREESBORO ASSOCIATES (LIBOR +1.15%) ($131MM CONSTRUCTION LOAN)	8,238	50%	7/20/2010	6.47%	1,648	2,471	4,119
TEMCO:
THE GEORGIAN (PRIME + 0.25%)	269	37.5%	2/14/2007	8.50%	101		101
BENTWATER LINKS	3,477	50%	1/22/2009	7.98%		1,739	1,739
BENTWATER LINKS, EQUIPMENT NOTE	148	50%	1/15/2009	7.00%		74	74
CL REALTY:
SUMMER LAKES (PRIME + 3%)	1,630	50%	3/30/2007	11.25%		815	815
SOUTHERN TRAILS (LIBOR + 0.25) ($13MM CONSTRUCTION LINE)	929	40%	6/30/2008	5.57%		372	372
VILLAGE PARK (> OF 10% OR PRIME + 2%)	3,810	50%	5/15/2007	10.25%		1,143	1,143
VILLAGE PARK NORTH (PRIME + 1%)	1,489	50%	1/14/2008	9.25%		283	283

TOTAL UNCONSOLIDATED	145,255			6.93%	1,749	61,995	63,744	5.8

TOTAL ADJUSTED DEBT	$432,291			6.72%	197,095	153,685	350,780	4.2

INVESTMENT ENTITY DEBT (3)
CHARLOTTE GATEWAY VILLAGE	$147,245	50%	12/1/2016	6.41%		73,623	73,623
50 BISCAYNE BOULEVARD (LIBOR + 1.75%)	49,337	40%	6/9/2008	7.07%		19,735	19,735
NORTH POINT MARKETCENTER	23,537	11.50%	12/31/2006	8.50%		2,707	2,707
CL REALTY:
LONG MEADOW FARMS (PRIME + 0.50%)	9,411	18.75%	6/8/2007	8.75%		1,765	1,765
BLUE VALLEY (PRIME)	15,458	12.5%	11/11/2006	8.25%		3,865	3,865
BLUE VALLEY (> OF PRIME OR 5.5%)	4,600	12.5%	3/5/2007	8.25%		1,150	1,150
STONEWALL ESTATES (PRIME)	4,143	25.0%	5/31/2010	8.25%		1,036	1,036

TOTAL INVESTMENT ENTITY DEBT	253,731			6.74%	—	103,881	103,881	7.6

TOTAL	$686,022			6.72%	$197,095	$257,566	$454,661	5

(1)	Subject to customary carve-outs for non-recourse loans.

(2)	Represents a secured note payable with Weeks Properties CW Holdings, LLC, the Company’s 25% partner in the development of King Mill Project I and Jefferson Mill Project I.

(3)	An investment entity is defined as an entity where the Company (1) has a fixed commitment to the venture, (2) has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and (3) is not the managing member of the venture. Investment entity debt is not included in any of the financial covenants calculations in the Company’s credit facility.

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
($ in thousands)

	Discontinued Operations			Continuing Operations
	Office		Total	Undepreciated		Total
	Frost Bank		Discontinued	Investment		Continuing
	Tower	Other (1)	Operations	Properties (2)	Other	Operations
Square Footage
Total square footage	531,000	—	531,000	—	—	—
Company share of square footage	479,228	—	479,228	—	—	—

Value Creation & GAAP Gain:
Sales price	$188,000	$—	$188,000	$1,756	$—	$1,756
Cost of property and closing costs	(144,017)	314	(143,703)	(842)	—	(842)

Value Creation	43,983	314	44,297	914	—	914

Recognition of deferred gain (3)	—	—	—	—	196	196
Straight-line rent receivable	(1,014)	—	(1,014)	—	—	—
Accumulated depreciation	11,433	—	11,433	—	—	—
Provision for income taxes (4)	(322)	—	(322)	—	—	—

Gain on Sale of Investment Properties, Net	$54,080	$314	$54,394	$914	$196	$1,110

(continued on following page)

COUSINS PROPERTIES INCORPORATED
SUMMARY OF GAINS ON SALES OF INVESTMENT PROPERTIES
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006
($ in thousands)
(continued from previous page)

	Unconsolidated Joint Ventures
	Office	Retail	Total	Total	Total
	Bank of	World	Unconsolidated	Discontinued	Continuing
	America	Golf Village	Joint Ventures	Operations	Operations	Total
Square Footage
Total square footage	1,253,000	80,000	1,333,000	531,000	—	1,864,000
Company share of square footage	626,500	40,000	666,500	479,228	—	1,145,728

Value Creation & GAAP Gain:
Sales price (5)	$218,053	$6,750	$224,803	$188,000	$1,756	$414,559
Cost of property and closing costs (5)	(130,305)	(7,650)	(137,955)	(143,703)	(842)	(282,500)

Value Creation	87,748	(900)	86,848	44,297	914	132,059

Recognition of deferred gain (5)	—	—	—	—	196	196
Straight-line rent receivable (5)	(3,391)	—	(3,391)	(1,014)	—	(4,405)
Accumulated depreciation (5)	48,828	1,961	50,789	11,433	—	62,222
Provision for income taxes (5)	—	—	—	(322)	—	(322)

Gain on Sale of Investment Properties, Net (5)	$133,185	$1,061	$134,246	$54,394	$1,110	$189,750

(1)	Represents gain adjustments for prior year property sales.

(2)	Undepreciated Investment Properties represent the sale of land tracts that were previously held for investment purposes.

(3)	Represents recognition of deferred gain on CP Venture Two.

(4)	A portion of Frost Bank Tower was owned by a taxable entity.

(5)	Amounts reflect the Company’s portion.

COUSINS PROPERTIES INCORPORATED
RECONCILIATION OF CP VENTURE VALUE CREATION
SEPTEMBER 30, 2006
($ in thousands)

	Retail	Retail	Retail	Retail	Retail
	Avenue	Avenue	Avenue	Avenue	Viera
	East Cobb	West Cobb	Viera	Peachtree City	MarketCenter		Total
Square Footage
Total square footage	231,000	251,000	332,000	182,000	178,000		1,174,000
Company share of square footage	231,000	251,000	332,000	161,070	178,000		1,153,070

Value Creation & GAAP Deferred Gain:
Valuation	$98,250	$81,254	$87,061	$57,250	$17,075		$340,890
Adjustment to valuation — mark to market debt adjustment	(4,000)	—	—	—	—		(4,000)
Cost of property	(40,616)	(45,654)	(58,224)	(32,858)	(18,188)		(195,540)
Closing costs	(255)	(239)	(926)	(171)	(240)		(1,831)
Master lease contingency	—	—	(1,633)	—	—		(1,633)
Minority interest (a)	—	—	—	(3,462)	—		(3,462)

Value Creation	$53,379	$35,361	$26,278	$20,759	$(1,353	)(e)	$134,423

Loss on extinguishment of debt (b)	2,764	—	—	—	—		2,764
Carryover basis difference (c)	(3,430)	(4,619)	(3,524)	(3,025)	89		(14,508)
Straight-line rent receivable	(22)	(126)	(196)	(49)	(148)		(540)
Accumulated depreciation	12,907	4,371	3,313	8,917	91		29,599

Deferred Gain (d)	$65,598	$34,988	$25,871	$26,602	$(1,321	)(e)	$151,738

Additional Value Creation
Value Creation	$53,379	$35,361	$26,278	$20,759	$(1,353)		$134,423

Additional consideration	—	6,979	—	—	13,571		20,550
Additional tenant costs	—	(3,248)	—	—	(1,497)		(4,746)

Additional Value Creation	$53,379	$39,091	$26,278	$20,759	$10,720		$150,227

(a)	The Company owned this property in a joint venture, in addition to having a participation agreement with a third party, prior to contribution. This amount reflects payments to these parties.

(b)	This amount represents the mark to market adjustment recognized by the Company in the September 30, 2006 Consolidated Statement of Income. All other amounts related to this transaction were recorded in Deferred Gain in the September 30, 2006 Consolidated Balance Sheet (see note (d) herein for more information).

(c)	The Company retained an 11.5% carryover basis in the Contributed Properties and therefore deferred gain was not recognized in the Company’s financial statements for 11.5% of the property’s basis. However, this schedule shows value created from the development and leasing of the entire property, which is then adjusted to reconcile to the Company’s GAAP basis.

(d)	The Company accounted for this transaction as a sale under FASB No. 66. The consideration received was not sufficient to allow for gain recognition in the income statement. Therefore, gain was deferred and recorded on the balance sheet until sufficient cash is distributed to meet income statement gain recognition under FASB No. 66.

(e)	The Company has already incurred costs related to the expansion which will be recovered upon the anticipated payment of the additional consideration.

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(A)	ADJUSTED DEBT:
	CONSOLIDATED DEBT	669,792	497,981	302,286	311,862	350,066	363,677	467,516	467,516	551,182	404,612	287,036	287,036
	SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT	265,854	285,657	135,764	135,929	141,502	148,311	148,129	148,129	147,081	170,232	167,625	167,625

	TOTAL DEBT INCLUDING SHARE OF JV’S	935,646	783,638	438,050	447,791	491,568	511,988	615,645	615,645	698,263	574,844	454,661	454,661
	SHARE OF INVESTMENT ENTITY DEBT	(90,766)	(86,588)	(87,704)	(87,577)	(92,296)	(100,230)	(101,085)	(101,085)	(100,803)	(104,182)	(103,881)	(103,881)

	ADJUSTED DEBT	844,880	697,050	350,346	360,214	399,272	411,758	514,560	514,560	597,460	470,662	350,780	350,780

	RECOURSE DEBT	160,443	20,697	50,238	60,911	100,251	113,351	196,824	196,824	279,577	174,552	197,095	197,095
	NON-RECOURSE DEBT	684,437	676,353	305,677	299,303	299,021	298,407	317,736	317,736	317,883	296,110	257,566	257,566
	ADJUSTED DEBT	844,880	697,050	355,915	360,214	399,272	411,758	514,560	514,560	597,460	470,662	454,661	454,661

(B)	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JOINT VENTURES):
	CONSOLIDATED INTEREST EXPENSE	27,041	22,576	14,623	2,781	2,103	1,675	2,535	9,094	3,614	4,880	2,625	11,119
	DISCONTINUED OPERATIONS INTEREST EXPENSE	10,382	9,459	5,870	0	0	0	0	0	0	0	0	0
	SHARE OF JOINT VENTURE INTEREST EXPENSE	13,208	13,739	11,163	708	705	703	698	2,814	834	701	1,078	2,613

	CONSOLIDATED INTEREST EXPENSE (INC SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	13,732

(C)	FIXED CHARGES:
	CONSOLIDATED INTEREST EXPENSE (INCLUDING SHARE OF JV’S)	50,631	45,774	31,656	3,489	2,808	2,378	3,233	11,908	4,448	5,581	3,703	13,732
	LESS INVESTMENT ENTITY DEBT INTEREST EXPENSE	0	0	(124)	(61)	(60)	(60)	(59)	(240)	(59)	(58)	(58)	(175)
	PRINCIPAL PAYMENTS:
	CONSOLIDATED	7,632	6,862	6,560	1,344	1,244	1,384	1,389	5,361	1,282	1,192	946	3,420
	SHARE OF JOINT VENTURES	6,140	6,345	5,257	299	189	278	2,027	2,793	1,594	1,237	1,205	4,036
	GROUND LEASE PAYMENTS:
	CONSOLIDATED	839	587	493	153	181	167	170	671	176	175	127	478
	SHARE OF JOINT VENTURES	12	12	12	3	3	3	3	12	3	3	3	9

	TOTAL FIXED CHARGES (excluding Preferred Dividends)	65,254	59,580	43,854	5,227	4,365	4,150	6,763	20,505	7,444	8,130	5,926	21,500
	PREFERRED STOCK DIVIDENDS	0	3,358	8,042	3,813	3,812	3,812	3,813	15,250	3,813	3,812	3,812	11,437

	TOTAL FIXED CHARGES (including Preferred Dividends)	65,254	62,938	51,896	9,040	8,177	7,962	10,576	35,755	11,257	11,942	9,738	32,937

(D)	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
	RENTAL PROPERTY REVENUES	95,330	97,880	91,908	20,879	21,178	21,476	23,877	87,410	24,876	25,772	21,772	72,420
	RENTAL PROPERTY OPERATING EXPENSES	(30,567)	(32,614)	(31,917)	(7,914)	(8,153)	(8,502)	(9,646)	(34,215)	(9,452)	(9,636)	(9,167)	(28,255)

	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	64,763	65,266	59,991	12,965	13,025	12,974	14,231	53,195	15,424	16,136	12,605	44,165

(E)	INCOME FROM DISCONTINUED OPERATIONS:
	RENTAL PROPERTY REVENUES	72,726	68,914	30,534	2,948	3,283	3,519	3,374	13,124	3,568	4,026	3,304	10,898
	RENTAL PROPERTY OPERATING EXPENSES	(18,569)	(14,881)	(9,825)	(1,217)	(1,598)	(1,485)	(1,551)	(5,851)	(1,576)	(2,110)	(1,429)	(5,115)

	TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES	54,157	54,033	20,709	1,731	1,685	2,034	1,823	7,273	1,992	1,916	1,875	5,783
	INTEREST EXPENSE	(10,382)	(9,459)	(5,870)	0	0	0	0	0	0	0	0	0
	MINORITY INTEREST EXPENSE	(1,710)	(624)	0	0	0	0	0	0	0	0	0	0
	MARK-TO-MARKET DEBT ADJUSTMENT	0	0	(605)	0	0	0	0	0	0	0	0	0
	PROVISION FOR INCOME TAXES	(139)	0	0	18	(41)	(102)	0	(125)	0	0	0	0

	FUNDS FROM OPERATIONS	41,926	43,950	14,234	1,749	1,644	1,932	1,823	7,148	1,992	1,916	1,875	5,783
	DEPRECIATION AND AMORTIZATION OF REAL ESTATE	(18,108)	(14,713)	(7,427)	(1,305)	(1,315)	(1,334)	(1,344)	(5,298)	(1,429)	(1,438)	(1,221)	(4,088)

	INCOME FROM DISCONTINUED OPERATIONS	23,818	29,237	6,807	444	329	598	479	1,850	563	478	654	1,695

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(F)	SHARE OF INCOME FROM UNCONSOLIDATED JOINT VENTURES:
	RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES, NET OF CONSOLIDATING ENTRY	56,435	57,219	49,009	6,257	6,345	6,105	6,130	24,837	6,036	6,136	8,633	20,805
	INTEREST EXPENSE	(13,208)	(13,739)	(11,028)	(670)	(666)	(665)	(661)	(2,662)	(659)	(664)	(1,042)	(2,365)
	LOSS ON EXTINGUISHMENT OF DEBT	0	0	(3,250)	0	0	0	0	0	0	0	0	0
	OTHER, NET	43	230	791	(28)	(60)	289	5,193	5,394	56	(18)	(29)	9
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	(9)	(34)	(35)	(4)	(4)	(4)	(4)	(16)	(4)	(4)	(4)	(12)
	IMPAIRMENT LOSS ON DEPRECIABLE PROPERTY — JOINT VENTURE	0	(1,536)	(209)	0	0	0	0	0	0	0	0	0

	FUNDS FROM OPERATIONS, EXCLUDING RESIDENTIAL LOT AND TRACT SALES, NET OF COS	43,261	42,140	35,278	5,555	5,615	5,725	10,658	27,553	5,429	5,450	7,558	18,437

	MULTI-FAMILY FFO	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	7,412
	RESIDENTIAL LOT AND TRACT FFO	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	1,547	9,785

	FUNDS FROM OPERATIONS	45,210	45,884	44,108	7,304	7,925	10,416	22,217	47,862	13,128	10,415	12,091	35,634

	DEPRECIATION & AMORTIZATION OF REAL ESTATE	(18,540)	(21,265)	(15,880)	(2,477)	(2,281)	(2,041)	(2,043)	(8,842)	(2,058)	(2,012)	(2,928)	(6,998)

	GAIN ON SALE OF DEPRECIATED INVESTMENT PROPERTIES, NET	0	0	176,265	348	(36)	1,633	(10)	1,935	1,053	1	133,192	134,246

	NET INCOME (INCOME FROM UNCONSOLIDATED JOINT VENTURES)	26,670	24,619	204,493	5,175	5,608	10,008	20,164	40,955	12,123	8,404	142,355	162,882

(G)	CONSOLIDATED RESIDENTIAL AND OUTPARCEL SALES AND COST OF SALES:
	RESIDENTIAL LOT AND OUTPARCEL SALES — WHOLLY OWNED:
	OUTPARCEL SALES	547	600	1,400	0	0	7,004	0	7,004	0	382	3,186	3,568
	LOT SALES	8,579	12,345	15,300	1,611	4,449	3,942	4,927	14,929	4,505	2,747	1,387	8,639

	TOTAL RESIDENTIAL AND OUTPARCEL SALES	9,126	12,945	16,700	1,611	4,449	10,946	4,927	21,933	4,505	3,129	4,573	12,207

	RESIDENTIAL LOT AND OUTPARCEL COST OF SALES — WHOLLY-OWNED:
	OUTPARCEL COST OF SALES	352	480	929	0	0	5,623	14	5,637	0	320	2,388	2,708
	LOT COST OF SALES	6,957	9,542	11,078	1,119	3,023	2,727	3,898	10,767	3,203	1,978	1,038	6,219

	TOTAL RESIDENTIAL AND OUTPARCEL COST OF SALES	7,309	10,022	12,007	1,119	3,023	8,350	3,912	16,404	3,203	2,298	3,426	8,927

	TRACT SALES INCLUDED IN GAIN ON SALE OF INVESTMENT PROPERTIES	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	914

	OUTPARCEL SALES, TRACT SALES AND RESIDENTIAL LOT SALES, NET -WHOLLY OWNED	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	1,326	4,194

	SUMMARY:
	OUTPARCEL SALES NET OF COS — WHOLLY OWNED	195	120	471	0	0	1,381	(14)	1,367	0	62	798	860
	TRACT SALES NET OF COS — WHOLLY OWNED	2,143	7,270	29,627	6,766	5,512	732	2,473	15,483	740	(5)	179	914
	LOT SALES NET OF COS — WHOLLY OWNED	1,622	2,803	4,222	492	1,426	1,215	1,029	4,162	1,302	769	349	2,420

	TOTAL WHOLLY OWNED SALES, NET	3,960	10,193	34,320	7,258	6,938	3,328	3,488	21,012	2,042	826	1,326	4,194

	SHARE OF UNCONSOLIDATED JOINT VENTURES RESIDENTIAL LOT AND TRACT SALES AND COST OF SALES:
	RESIDENTIAL LOT AND TRACT SALES — JOINT VENTURES:
	LOT SALES	5,922	12,581	32,116	9,413	8,713	10,857	12,249	41,232	11,029	8,592	8,868	28,489
	TRACT SALES	1,309	538	3,434	113	5	2,272	3,828	6,218	10,439	376	96	10,911

	TOTAL RESIDENTIAL LOT AND TRACT SALES	7,231	13,119	35,550	9,526	8,718	13,129	16,077	47,450	21,468	8,968	8,964	39,400

	RESIDENTIAL LOT AND TRACT COST OF SALES — JOINT VENTURES:
	LOT COST OF SALES	4,519	9,151	25,123	7,434	6,854	7,500	8,965	30,753	8,940	6,518	7,310	22,768
	TRACT COST OF SALES	638	66	1,236	31	6	755	2,036	2,828	6,275	82	37	6,394

	TOTAL RESIDENTIAL LOT AND TRACT COST OF SALES	5,157	9,217	26,359	7,465	6,860	8,255	11,001	33,581	15,215	6,600	7,347	29,162

	RESIDENTIAL LOT SALES AND TRACT SALES, NET -JOINT VENTURES	2,074	3,902	9,191	2,061	1,858	4,874	5,076	13,869	6,253	2,368	1,617	10,238

	SHARE OF UNCONSOLIDATED JOINT VENTURES:
	LOT SALES LESS COST OF SALES	1,403	3,430	6,993	1,979	1,859	3,357	3,284	10,479	2,089	2,074	1,558	5,721
	TRACT SALES LESS COST OF SALES	671	472	2,198	82	(1)	1,517	1,792	3,390	4,164	294	59	4,517
	INTEREST EXPENSE	0	0	(135)	(38)	(39)	(38)	(37)	(152)	(175)	(37)	(36)	(248)
	DEPRECIATION & AMORTIZATION OF NON-REAL ESTATE ASSETS	0	0	0	(62)	0	0	0	(62)	0	0	0	0
	OTHER — JOINT VENTURE	(125)	(158)	(226)	(212)	(23)	(145)	(148)	(528)	(176)	5	(34)	(205)

	RESIDENTIAL LOT AND TRACT SALES, NET — SHARE OF JOINT VENTURES	1,949	3,744	8,830	1,749	1,796	4,691	4,891	13,127	5,902	2,336	1,547	9,785

	TOTAL RESIDENTIAL, OUTPARCEL AND TRACT FFO	5,909	13,937	43,150	9,007	8,734	8,019	8,379	34,139	7,944	3,162	2,873	13,979

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(H)	2ND GENERATION TI & LEASING COSTS & BUILDING CAPEX:
	TOTAL BY TYPE:
	SECOND GENERATION LEASING RELATED COSTS	11,804	13,347	19,210	2,143	1,223	2,182	2,874	8,422	2,846	4,965	3,805	11,616
	SECOND GENERATION BUILDING IMPROVEMENTS	1,184	1,160	48	64	98	382	473	1,017	312	155	102	569

		12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	12,185

	TOTAL BY SEGMENT:
	OFFICE:
	SECOND GENERATION LEASING RELATED COSTS	11,348	12,357	18,882	2,073	1,125	2,043	2,579	7,820	2,206	2,608	3,791	8,605
	SECOND GENERATION BUILDING IMPROVEMENTS	888	938	(30)	64	98	380	473	1,015	312	155	102	569

		12,236	13,295	18,852	2,137	1,223	2,423	3,052	8,835	2,518	2,763	3,893	9,174

	RETAIL:
	SECOND GENERATION LEASING RELATED COSTS	456	992	328	70	98	139	295	602	640	2,357	14	3,011
	SECOND GENERATION BUILDING IMPROVEMENTS	296	220	78	0	0	2	0	2	0	0	0	0

		752	1,212	406	70	98	141	295	604	640	2,357	14	3,011

	TOTAL 2ND GENERATION TI & LEASING & BUILDING CAPEX	12,988	14,507	19,258	2,207	1,321	2,564	3,347	9,439	3,158	5,120	3,907	12,185

(I)	DEPRECIATION AND AMORTIZATION:
	REAL ESTATE RELATED:
	CONSOLIDATED	34,131	36,931	32,450	7,426	7,553	6,508	6,850	28,337	8,573	11,383	7,132	27,088
	DISCONTINUED OPERATIONS	18,108	14,713	7,427	1,305	1,315	1,334	1,344	5,298	1,429	1,438	1,221	4,088

		52,239	51,644	39,877	8,731	8,868	7,842	8,194	33,635	10,002	12,821	8,353	31,176
	SHARE OF JOINT VENTURES	18,540	21,265	15,880	2,477	2,281	2,041	2,043	8,842	2,058	2,012	2,928	6,998

	TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,833	11,281	38,174

	NON-REAL ESTATE RELATED:
	CONSOLIDATED	2,148	2,511	2,652	678	686	730	857	2,951	821	868	702	2,391
	DISCONTINUED OPERATIONS	0	0	0	0	0	0	0	0	0	0	0	0

		2,148	2,511	2,652	678	686	730	857	2,951	821	868	702	2,391
	SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	4	12

	TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	706	2,403

	TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	11,987	40,577

	SUMMARY:
	CONSOLIDATED	36,279	39,442	35,102	8,104	8,239	7,238	7,707	31,288	9,394	12,251	7,834	29,479
	DISCONTINUED OPERATIONS	18,108	14,713	7,427	1,305	1,315	1,334	1,344	5,298	1,429	1,438	1,221	4,088

		54,387	54,155	42,529	9,409	9,554	8,572	9,051	36,586	10,823	13,689	9,055	33,567
	SHARE OF JOINT VENTURES	18,549	21,299	15,915	2,543	2,285	2,045	2,047	8,920	2,062	2,016	2,932	7,010

	TOTAL DEPRECIATION AND AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	11,987	40,577
	MINORITY INTEREST’S SHARE OF DEPRECIATION AND AMORTIZATION	0	0	0	0	0	0	0	0	0	0	0	0

	TOTAL DEPRECIATION & AMORTIZATION, NET OF MINORITY INTERESTS’ SHARE	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	11,987	40,577

	SUMMARY BY TYPE:
	REAL ESTATE RELATED:
	BUILDING (INCLUDING TENANT FIRST GENERATION):
	CONSOLIDATED	49,913	48,627	37,241	7,934	8,160	7,102	7,624	30,820	9,149	11,915	7,351	28,415
	SHARE OF JOINT VENTURES	17,762	19,709	13,629	2,154	1,957	1,717	1,717	7,545	1,730	1,660	2,609	5,999

		67,675	68,336	50,870	10,088	10,117	8,819	9,341	38,365	10,879	13,575	9,960	34,414

	TENANT SECOND GENERATION:
	CONSOLIDATED	2,326	3,017	2,636	797	708	740	571	2,816	853	906	1,002	2,761
	SHARE OF JOINT VENTURES	778	1,556	2,251	323	324	324	325	1,296	328	352	319	999

		3,104	4,573	4,887	1,120	1,032	1,064	896	4,112	1,181	1,258	1,321	3,760

	TOTAL REAL ESTATE RELATED	70,779	72,909	55,757	11,208	11,149	9,883	10,237	42,477	12,060	14,833	11,281	38,174

	NON-REAL ESTATE RELATED:
	FURNITURE, FIXTURES AND EQUIPMENT:
	CONSOLIDATED	2,122	2,485	2,647	674	682	726	852	2,934	816	863	697	2,376
	SHARE OF JOINT VENTURES	9	34	35	66	4	4	4	78	4	4	4	12

		2,131	2,519	2,682	740	686	730	856	3,012	820	867	701	2,388

	GOODWILL & SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS
	CONSOLIDATED	26	26	5	4	4	4	5	17	5	5	5	15
	SHARE OF JOINT VENTURES	0	0	0	0	0	0	0	0	0	0	0	0

		26	26	5	4	4	4	5	17	5	5	5	15

	TOTAL NON-REAL ESTATE RELATED	2,157	2,545	2,687	744	690	734	861	3,029	825	872	706	2,403

	TOTAL DEPRECIATION & AMORTIZATION	72,936	75,454	58,444	11,952	11,839	10,617	11,098	45,506	12,885	15,705	11,987	40,577

COUSINS PROPERTIES INCORPORATED
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
($ in thousands)

	RECONCILIATIONS	2002	2003	2004	2005 1st	2005 2nd	2005 3rd	2005 4th	2005 YTD	2006 1st	2006 2nd	2006 3rd	2006 YTD

(J)	CONSOLIDATED MULTI-FAMILY SALES AND COST OF SALES:
	MULTI-FAMILY SALES — CONSOLIDATED:
	MULTI-FAMILY SALES	0	0	0	0	0	4,986	6,247	11,233	6,579	15,136	1,026	22,741
	MULTI-FAMILY COST OF SALES	0	0	0	0	0	(4,274)	(5,131)	(9,405)	(5,358)	(12,377)	(1,346)	(19,081)

	MULTI-FAMILY SALES — CONSOLIDATED, NET	0	0	0	0	0	712	1,116	1,828	1,221	2,759	(320)	3,660

	MULTI-FAMILY SALES — JOINT VENTURES:
	MULTI-FAMILY SALES	0	0	0	0	2,086	0	24,194	26,280	6,955	10,050	28,130	45,135
	MULTI-FAMILY COST OF SALES	0	0	0	0	(1,572)	0	(17,526)	(19,098)	(5,158)	(7,421)	(25,144)	(37,723)

	MULTI-FAMILY SALES — SHARE OF JOINT VENTURES, NET	0	0	0	0	514	0	6,668	7,182	1,797	2,629	2,986	7,412

	TOTAL MULTI-FAMILY FFO	0	0	0	0	514	712	7,784	9,010	3,018	5,388	2,666	11,072

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Third Quarter 2006 Compared to Second Quarter 2006
(in thousands, except percentages)

	Same Property									Non-Same		All Properties
	Office			Retail			Total
	2Q 2006	3Q 2006	% Change	2Q 2006	3Q 2006	% Change	2Q 2006	3Q 2006	% Change	2Q 2006	3Q 2006	2Q 2006	3Q 2006

ADJUSTED RENTAL PROPERTY REVENUES	$24,386	$24,435		$13,107	$13,287		$37,493	$37,722		$19,030	$19,088	$56,523	$56,810
RENTAL PROPERTY OPERATING EXPENSES	7,638	7,947		3,420	3,983		11,058	11,930		6,998	6,438	18,056	18,368

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$16,748	$16,488	-1.6%	$9,687	$9,304	-4.0%	$26,435	$25,792	-2.4%	$12,032	$12,650	$38,467	$38,442

ADJUSTED RENTAL PROPERTY REVENUES	$24,386	$24,435		$13,107	$13,287		$37,493	$37,722		$19,030	$19,088	$56,523	$56,810
Less: STRAIGHT-LINE RENTS	468	88		291	197		759	285		369	434	1,128	719
AMORTIZATION OF LEASE INDUCEMENTS	(6)	(6)		(15)	(66)		(21)	(72)		(74)	(67)	(21)	(139)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(129)	(94)		0	0		(129)	(94)		0	(5)	(129)	(99)

CASH BASIS RENTAL PROPERTY REVENUES (1)	24,053	24,447		12,831	13,156		36,884	37,603		18,735	18,726	55,545	56,329
RENTAL PROPERTY OPERATING EXPENSES	7,638	7,947		3,420	3,983		11,058	11,930		6,998	6,438	18,056	18,368

CASH BASIS RENTAL PROPERTY REVENUES LESS
OPERATING EXPENSES	$16,415	$16,500	0.5%	$9,411	$9,173	-2.5%	$25,826	$25,673	-0.6%	$11,737	$12,288	$37,489	$37,961

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES

RENTAL PROPERTY REVENUES	$24,386	$24,435		$13,107	$13,287		$37,493	$37,722		$19,030	$19,088	$56,523	$56,810
RENTAL PROPERTY OPERATING EXPENSES	7,638	7,947		3,420	3,983		11,058	11,930		6,998	6,438	18,056	18,368

	$16,748	$16,488		$9,687	$9,304		$26,435	$25,792		$12,032	$12,650	$38,467	$38,442

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$16,136	$12,605
DISCONTINUED OPERATIONS (3)												1,916	1,875
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												6,136	8,633

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												24,188	23,113
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												14,279	15,329

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$38,467	$38,442

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line rents and amortization of acquired above market leases.

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties shown at 100%

COUSINS PROPERTIES INCORPORATED
SAME PROPERTY GROWTH
Nine Months 2006 Compared to Nine Months 2005
(in thousands, except percentages)

	Same Property
	Office			Retail			Total			Non-Same		All Properties
	9M 2005	9M 2006	% Change	9M 2005	9M 2006	% Change	9M 2005	9M 2005	% Change	9M 2005	9M 2006	9M 2005	9M 2006
ADJUSTED RENTAL PROPERTY REVENUES	$70,270	$72,714		$33,806	$33,882		$104,076	$106,596		$52,211	$60,957	$156,287	$167,553
RENTAL PROPERTY OPERATING EXPENSES	21,021	23,047		9,274	8,850		30,295	31,897		18,273	21,222	48,568	53,119

ADJUSTED RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$49,249	$49,667	0.8%	$24,532	$25,032	2.0%	$73,781	$74,699	1.2%	$33,938	$39,735	$107,719	$114,434

ADJUSTED RENTAL PROPERTY REVENUES	$70,270	$72,714		$33,806	$33,882		$104,076	$106,596		$52,211	$60,957	$156,287	$167,553
Less: STRAIGHT-LINE RENTS	1,927	1,218		270	307		2,197	1,525		1,543	1,480	3,740	3,005
AMORTIZATION OF LEASE INDUCEMENTS	(12)	(17)		0	(96)		(12)	(113)		(220)	(215)	(232)	(328)
AMORTIZATION OF ACQUIRED ABOVE MARKET LEASES	(467)	(375)		0	0		(467)	(375)		0	(5)	(467)	(380)

CASH BASIS RENTAL PROPERTY REVENUES (1)	68,822	71,888		33,536	33,671		102,358	105,559		50,888	59,697	153,246	165,256
RENTAL PROPERTY OPERATING EXPENSES	21,021	23,047		9,274	8,850		30,295	31,897		18,273	21,222	48,568	53,119

CASH BASIS RENTAL PROPERTY REVENUES LESS OPERATING EXPENSES	$47,801	$48,841	2.2%	$24,262	$24,821	2.3%	$72,063	$73,662	2.2%	$32,615	$38,475	$104,678	$112,137

RECONCILIATION OF RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES
RENTAL PROPERTY REVENUES	$70,270	$72,714		$33,806	$33,882		$104,076	$106,596		$52,211	$60,957	$156,287	$167,553
RENTAL PROPERTY OPERATING EXPENSES	21,021	23,047		9,274	8,850		30,295	31,897		18,273	21,222	48,568	53,119

	$49,249	$49,667		$24,532	$25,032		$73,781	$74,699		$33,938	$39,735	$107,719	$114,434

RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES:
OPERATING PROPERTIES (2)												$38,964	$44,165
DISCONTINUED OPERATIONS (3)												5,450	5,783
SHARE OF UNCONSOLIDATED JOINT VENTURES (4)												18,707	20,805

COMPANYS’ SHARE OF RENTAL REVENUES LESS RENTAL PROPERTY EXPENSES												63,121	70,753
PARTNERS’ SHARE OF UNCONSOLIDATED JVs (5)												44,598	43,681

TOTAL RENTAL PROPERTY REVENUES LESS RENTAL PROPERTY OPERATING EXPENSES												$107,719	$114,434

(1)	Cash Basis Rental Property Revenues is Rental Property Revenues of the Company and its unconsolidated joint ventures, adjusted to exclude termination fees, inter-company activities, straight-line ren

(2)	See reconciliation (D) of Reconciliations of Non-GAAP Financial Measures.

(3)	See reconciliation (E) of Reconciliations of Non-GAAP Financial Measures.

(4)	See reconciliation (F) of Reconciliations of Non-GAAP Financial Measures.

(5)	Same property information includes unconsolidated joint venture properties at 100%.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     The Company uses non-GAAP financial measures in its filings and other public disclosures. These non-GAAP financial measures are defined below. For oral presentations, reconciliations to the most directly comparable GAAP measure may be accessed through the “Quarterly Disclosures” link and the “Supplemental SEC Information” link on the Investor Relations page of the Company’s Web site, www.cousinsproperties.com.
     The following is a list of non-GAAP financial measures that the Company commonly uses and a description for each measure of (1) the reasons that management believes the measure is useful to investors, and (2) if material, any additional uses of the measure by management of the Company.
     “2nd Generation Tenant Improvements and Leasing Costs and Building Capital Expenditures” is used in the valuation and analysis of real estate. Because the Company develops and acquires properties, in addition to operating existing properties, its property acquisition and development expenditures included in the Statements of Cash Flows includes both initial costs associated with developing and acquiring investment assets and those expenditures necessary for operating and maintaining existing properties at historical performance levels. The latter costs are referred to as second generation costs and are useful in evaluating the economic performance of the asset and in valuing the asset. Accordingly, the Company discloses the portion of its property acquisition and development expenditures that pertain to second generation space in its operating properties.
     “Adjusted Debt” is defined as the Company’s debt and the Company’s pro rata share of unconsolidated joint venture debt, excluding debt related to Investment Entities. Investment Entities are unconsolidated joint ventures where the Company has no direct or contingent liability for any indebtedness of the venture, except for customary carve-outs, which are commonly included in non-recourse financings, and the Company is not the managing member of the venture. Investment Entities are not included in any of the financial covenant calculations in the Company’s credit facility. A significant component of Investment Entity debt is the debt of Gateway Village. This debt is fully secured by the underlying property and non-recourse to the borrower and is fully amortized by rental payments under a long-term lease to Bank of America. Adjusted Debt is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Fixed Charge Coverage Ratio” is defined as FFO plus those fixed charges which have been expensed in calculating FFO (“FFO Plus Fixed Charges”), divided by fixed charges. Fixed charges is the sum of interest expense, principal amortization under mortgage notes payable, ground lease rental payments and preferred stock dividends. Fixed charges include the Company’s share of fixed charges for unconsolidated joint ventures, with Investment Entity expenses excluded, as discussed above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt or capital.

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
     “Funds From Operations Available to Common Stockholders” (“FFO”) is a supplemental operating performance measure used in the real estate industry. For periods other than 2005, the Company calculated FFO in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, which is net income available to common stockholders (computed in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding extraordinary items, cumulative effect of change in accounting principle and gains or losses from sales of depreciable property, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures to reflect FFO on the same basis.
     FFO is used by industry analysts and investors as a supplemental measure of an equity REIT’s operating performance. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, many industry investors and analysts have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. Thus, NAREIT created FFO as a supplemental measure of REIT operating performance that excludes historical cost depreciation, among other items, from GAAP net income. Management believes that the use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial, improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Company management evaluates the operating performance of its reportable segments and of its divisions based on FFO. Additionally, the Company uses FFO and FFO per share, along with other measures, to assess performance in connection with evaluating and granting incentive compensation to its officers and employees.
     “Funds From Operations, Excluding Loss on Extinguishment of Debt” is FFO adjusted to exclude loss on extinguishment of debt, which the Company is presenting in the third quarter and nine months ended September 30, 2006 in addition to NAREIT-defined FFO. During the second quarter of 2006, the Company contributed The Avenue East Cobb to CP Venture Five, LLC, one of the ventures formed with the Prudential Insurance Company of America. The Avenue East Cobb was encumbered by a mortgage note payable, which was marked-to-market upon contribution to the venture. The Company recorded 88.5%, the extent of outside ownership in the venture, of the debt mark-to-market adjustment as a loss on extinguishment of debt. During the third quarter of 2006, in conjunction with the sale of Bank of America Plaza, CSC Associates, L.P. (“CSC”) repaid the non-recourse mortgage note payable on the building. The Company was obligated to CSC to fund this repayment and an additional defeasance charge. The defeasance charge and the unamortized balance of closing costs related to the origination of the note, approximately $15.4 million in the aggregate, were recorded as loss on extinguishment of debt in the third quarter of 2006. NAREIT-defined FFO includes losses on extinguishment of debt in the FFO calculation. The Company

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
believes the charges in the second and third quarters of 2006 relate to the sale or exchange of real estate and should be excluded from FFO to provide the user with a clearer picture of ongoing funds from operations.
     “Interest Expense Coverage Ratio” is defined as the ratio of FFO plus consolidated interest expense (“FFO Before Interest”) divided by consolidated interest expense. Consolidated interest expense is the sum of the Company’s interest expense plus its share of interest expense for unconsolidated joint ventures. The Company’s share of interest expense for Investment Entities has been excluded in accordance with the discussion under “Adjusted Debt” above. This measure is useful as a measure of the Company’s ability to meet its debt obligations and to raise additional debt.
     “Rental Property Revenues Less Rental Property Operating Expenses” is used by industry analysts, investors and Company management to measure operating performance of the Company’s properties. Like FFO, Rental Property Revenues Less Rental Property Operating Expenses excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. Certain items, such as interest expense, while included in FFO and net income, do not affect the operating performance of a real estate asset and are often incurred at the corporate level as opposed to the property level. As a result, management uses only those income and expense items that are incurred at the property level to evaluate a property’s performance. Depreciation and amortization are also excluded from this item for the reasons described under FFO above. Additionally, appraisals of real estate are based on the value of an income stream before interest and depreciation.
     “Same-Property Growth” represents the percentage change in Adjusted Rental Property Revenues less rental property operating expenses and in Cash Basis Rental Property Revenues less rental property operating expenses for Same Properties. Adjusted Rental Property Revenues is defined as rental property revenues, excluding lease termination fees, which are generally one-time payments that may distort results of operations for comparable periods, and inter-company activities. Cash Basis Rental Property Revenues excludes lease termination fees and inter-company activities and also excludes straight-line rents and amortization of acquired above market rents. Same Properties include those properties that have been fully operational in each of the comparable reporting periods. Same-Property Growth allows analysts, investors and management to analyze continuing operations and evaluate the growth trend of the Company’s portfolio.
     “Value Creation” is defined as the value or sales price of a property less any applicable closing costs and less the GAAP cost of the property before deducting accumulated depreciation and excluding any straight-line rent receivable, all as of the measurement date. Where the ownership entity is a venture, the Company’s share of these items is used in these

COUSINS PROPERTIES INCORPORATED
DISCUSSION OF NON-GAAP FINANCIAL MEASURES
calculations. Value Creation is useful in determining the economic gain or loss inherent in a property. For example, to the extent that GAAP depreciation is recorded against an asset when the asset has in fact appreciated, it is helpful to eliminate this portion of the GAAP gain in order to reflect the true economic gain. As such, Value Creation is useful to investors as a measure of a company’s ability to create value by developing or acquiring an investment which has a fair market value in excess of the cost incurred by the company to create the investment. Company management considers Value Creation a key objective and core competency of the Company and uses this as an additional measure in assessing performance of the Company and its officers and employees.